SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (“Agreement”) entered into as of the 13th day of June 2012, between and among Trump Marina Associates, LLC (“Marina”), Trump Plaza Associates, LLC (“Plaza”), Trump Taj Mahal Associates, LLC (“Taj”) (hereinafter, collectively “Trump”), Golden Nugget Atlantic City, LLC (“Golden Nugget”) and the City of Atlantic City (hereinafter “City”), a municipal corporation of the State of New Jersey in the County of Atlantic (hereinafter collectively referred to as the “Parties”).
WHEREAS, the Marina filed real estate tax appeals for tax years 2008, 2009, 2010 and 2011 in connection with that certain property referenced on Exhibit A attached hereto (the “Marina Property”) and the City filed answers and counterclaims in each tax year (the “Marina Appeals”).
WHEREAS, the Marina Appeals are pending before the Tax Court of New Jersey under docket numbers 007484-2008; 007489-2008; 009250-2009; 009261-2009; 006062-2010; 006210-2010; 003493-2011; 003365-2011; and
WHEREAS, the Golden Nugget filed a real estate tax appeal for tax year 2012 in connection with the Marina Property and the City filed an answer and counterclaim in such tax year (the “Golden Nugget Appeal”).
WHEREAS, the Golden Nugget Appeal is pending before the Tax Court of New Jersey under docket number -2012 and -2012; and
WHEREAS, the Plaza filed real estate tax appeals for tax years 2008, 2009, 2010, 2011 and 2012 in connection with that certain property referenced on Exhibit B attached hereto (the “Plaza Property”) and the City filed answers and counterclaims in each tax year (the “Plaza Appeals”).

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WHEREAS, the Plaza Appeals are pending before the Tax Court of New Jersey under docket numbers 007488-2008; 007565-2008; 010454-2009; 011548-2009; 006064-2010; 005934-2010; 003498-2011; 007232-2011, -2012 and -2012; and
WHEREAS, the Taj filed real estate tax appeals for tax years 2008, 2009, 2010, 2011 and 2012 in connection with that certain property referenced on Exhibit C attached hereto (the “Taj Property”) and the City filed answers and counterclaims in each tax year (the “Taj Appeals”).
WHEREAS, the Taj Appeals are pending before the Tax Court of New Jersey under docket numbers 007574-2008; 010192-2009; 005934-2010; 003501-2011; and -2012; and
WHEREAS, the Parties have agreed to amicably resolve the Marina Appeals, the Golden Nugget Appeal, the Plaza Appeals and the Taj Appeals (collectively, the “Subject Tax Appeals”) on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Parties hereto agree, covenant and stipulate as follows:
1.Except as set forth in the Stipulations of Settlement attached hereto as Exhibits D, E and F attached hereto, the assessments on the Marina Property, the Plaza Property and the Taj Property (collectively, the “Subject Properties”) for tax years 2008, 2009, 2010, 2011 and 2012 are hereby affirmed and all counterclaims filed by the City on the Subject Properties are hereby withdrawn; it being the intent of the each of the Parties that all real estate taxes due and owing on the Marina Property, the Plaza Property and the Taj Property in 2012 will be paid based upon the respective existing 2012 Assessments; it being the further intent of the Parties that the assessments of the real property set forth in Exhibit D, E and F shall be implemented and judgments shall be entered in accordance therewith; and

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2.In order to effectuate the settlement of the Subject Tax Appeals, Trump and the Golden Nugget have entered into Stipulations of Settlement with the City attached hereto and incorporated herein as Exhibits D, E and F; and
3.Provided that the City Council of the City of Atlantic City (“City Council”) approves this Settlement Agreement, counsel for the Parties will promptly file the original, fully executed Stipulations of Settlement referenced in ¶2 above together with this Settlement Agreement with the Tax Court of New Jersey; and
4.It is the intent, understanding and agreement of the Parties that the reductions in assessments set forth in Exhibits D, E and F shall result in a collective refund/credit to Trump of property taxes previously paid in the aggregate amount of $54,000,000 (“Refund/Credit”) and that the Refund/Credit obligation of City to Trump shall be equal to the aforesaid sum; starting with the 2013 calendar year, the Refund/Credit shall be applied solely as credits against future tax payments due on the Taj Property as set forth on Exhibit G attached hereto provided that the City has the right to issue to Trump a cash refund at any time during the time frame contained in Exhibit G in an amount equal to the then remaining Refund/Credit due and owing to Trump; and
5.Statutory pre-judgment interest pursuant to N.J.S.A. 54:3-27.2 is conditionally waived by Trump, and their respective successors and assigns, and shall not be paid by the City in connection with this settlement on the condition that the terms of this Settlement Agreement are fully implemented; in the event the terms of this Settlement Agreement are not fully implemented by the City, such pre-judgment interest waiver shall be rescinded and will be of no force and effect and any and all pre-judgment interest shall be paid as provided by statute; and
6.Trump, and their respective successors and assigns, also conditionally waive any and all post-judgment interest, which shall not be paid by the City in connection with this

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settlement on the condition that the terms of this Settlement Agreement are fully implemented; in the event the terms of this Settlement Agreement are not fully implemented by the City, such post-judgment interest waiver shall be rescinded and will be of no force and effect and any and all post-judgment interest shall be paid as provided by law; and
7.Except as provided in ¶13 below, the provisions of N.J.S.A. 54:51A-8 (the “Freeze Act”) shall not apply to the disposition of the Subject Tax Appeals; and
8.The Tax Assessor of the City of Atlantic City’s (the “Assessor”) present intention is to assess the Marina Property, which is now operating under the name of Golden Nugget Atlantic City, as of October 1, 2012 for tax year 2013 for a total assessed value of $175,000,000 (the “2013 GN Assessment”), which the City and Golden Nugget agree is the fair assessable value for 2013 for such property; and the City agrees that it will not levy an added, omitted or partial assessment on the Marina Property with respect to the 2012 tax year; the Parties further agree that the City may increase the 2013 GN Assessment in an amount not to exceed the actual hard costs of the real property improvements constructed/installed by Golden Nugget after the date of its acquisition of the Marina Property on May 24, 2011; and
9.Golden Nugget, for itself and its successors and assigns, agrees that in the event the Marina Property is assessed by the Assessor in 2013 in accordance with ¶8 of this Agreement, Golden Nugget, and its successors and assigns, will seek no assessment reduction for tax year 2013 or otherwise contest the 2013 assessment. Golden Nugget agrees that in the event the Marina Property is assessed by the Assessor in 2013 in accordance with ¶8 of this Agreement, it will defend, indemnify and hold harmless the City for any costs the City incurs if Golden Nugget, a successor or assignee of Golden Nugget or another entity having standing claiming through Golden Nugget files an appeal seeking a reduction or otherwise contests the 2013 GN Assessment; Golden Nugget

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further agrees that it will disclose in writing to any purchaser, successor or assignee of Golden Nugget or another entity having standing claiming through Golden Nugget that Golden Nugget has agreed to seek no assessment reduction for tax year 2013 or otherwise contest the 2013 GN Assessment; and
10.The Assessor’s present intention is to assess the Plaza Property as of October 1, 2012 for tax year 2013 for a total assessed value of $250,000,000 (the “2013 Plaza Assessment”), which the Parties agree is the fair assessable value for 2013 for such property;
11.The Assessor’s present intention is to assess the Taj Property as of October 1, 2012 for tax year 2013 for a total assessed value of $1,000,000,000 (the “2013 Taj Assessment”), which the Parties agree is the fair assessable value for 2013 for such property;
12.Trump, for itself, its successors and assigns, agrees that in the event the Plaza Property and the Taj Property are assessed by the Assessor in 2013 in accordance with ¶¶10 and 11 of this Agreement, Trump, and its successors and assigns, will seek no assessment reduction for tax year 2013 or otherwise contest the 2013 Plaza Assessment or the 2013 Taj Assessment. Trump agrees that in the event the Plaza Property and the Taj Property are assessed by the Assessor in 2013 in accordance with ¶¶10 and 11 of this Agreement, it will defend, indemnify and hold harmless the City for any costs the City incurs if Trump, a successor or assignee of Trump or another entity having standing claiming through Trump files an appeal seeking a reduction or otherwise contests the 2013 Plaza Assessment or the 2013 Taj Assessment; Trump further agrees that it will disclose in writing to any purchaser, successor or assignee or another entity having standing claiming through Trump that Trump has agreed to seek no assessment reduction for tax year 2013 or otherwise contest the 2013 Plaza Assessment or the 2013 Taj Assessment; and

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13.On or after January 10, 2013, Trump and/or Golden Nugget, or their successors and assigns as applicable, will file the executed Stipulations of Settlement attached hereto as Exhibit H, and seek the entry an Order of Judgment from the Tax Court approving the settlement of the 2013 GN Assessment, the 2013 Plaza Assessment and the 2013 Taj Assessment as provided in ¶¶ 8 through 12 of this Agreement, to which the provisions of the Freeze Act shall be applicable. It is the intention and agreement of the Parties hereto that the 2013 Assessments and the application of the Freeze Act thereto are a material part of this Settlement Agreement. The City agrees that it will act in good faith and take all action necessary to ensure entry of the Order of Judgment referenced in this ¶13; and
14.It is further stipulated and agreed that if after entry by the Court of an Order of Judgment approving the settlement of the 2013 Assessments as provided in ¶13, the Subject Properties are not assessed for 2013 as provided in ¶¶ 8 through 12 of this Agreement, then Trump and Golden Nugget may take such action as necessary and appropriate to enforce such Court Order and in any such action, the City will join in, and consent to, such action. The City further agrees that it will not support any action or effort challenging or otherwise contesting entry of an Order of Judgment fixing the 2013 Assessments as provided in ¶¶ 8 through 12 of this Agreement; and
15.The Parties acknowledge that proofs relating to the values of the Subject Properties have been exchanged and the Parties have made such examination of the value and proper assessment of the Subject Properties and have obtained such advice, appraisals, analyses and information with respect to the valuation and assessment of Subject Properties as they deem necessary and appropriate for the purpose of enabling them to enter into this Settlement Agreement;

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16.The Assessor of the taxing district has been consulted by the attorney for the City and the Assessor has concurred with the provisions of this Settlement Agreement; and
17.Based upon the foregoing, the Parties represent that the above settlement will result in assessments at the fair assessable value of the Subject Properties consistent with assessing practices generally applicable in the taxing district as required by law; and
18.In the event of any dispute between Trump and Golden Nugget or their successors and assigns arising from this Settlement Agreement, Trump and Golden Nugget agree to defend, indemnify and hold harmless the City for any costs the City may incur in connection with such dispute; and
19.Plaza, Taj and Golden Nugget agree to dismiss, with prejudice, the litigation filed with the Superior Court of Atlantic County, which is presently on appeal to the Appellate Division and designated as Trump Plaza Assocs., LLC, et al. v. City of Atlantic City, et al. (Docket No. A-003962-11); in order to effectuate the settlement between the Parties, Counsel for Trump and Golden Nugget will file a Notice of Dismissal of the litigation referenced in this ¶19; and
20.This Agreement, and the terms and conditions hereof, shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; and
21.The Parties hereto mutually acknowledge and agree that this Agreement and the matters memorialized herein have been voluntarily and consensually negotiated at “arms-length” and, consequently, no rule of interpretation or construction which would result in an interpretation or construction in favor of or to the detriment of one party or another shall apply; and

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22.This Settlement Agreement contains the entire agreement between the Parties hereto and its terms are contractual, and not a mere recital; this Agreement may be amended or modified only by a written instrument duly executed by each of the Parties hereto prior to the effective date of any such amendment or modification; this Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be considered one and the same agreement; and
23.Each of the Parties hereto represents and warrants that they have been duly authorized to enter into this Agreement and has obtained all necessary consents to enter into this Settlement Agreement; and
24.The Parties further stipulate and agree that The Tax Court of New Jersey may immediately enter Judgment incorporating the terms of the Stipulations of Settlement attached hereto as Exhibits D, E and F and, to the extent necessary, impose and enforce the terms herein; and
25.The Parties agree that any dispute arising under this Settlement Agreement shall be resolved exclusively in the Tax Court of New Jersey.

{SIGNATURES APPEAR ON NEXT PAGE}

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IN WITNESS WHEREOF, each of the Parties hereto, intending to be legally bound hereby, has caused their duly authorized representatives to execute this Settlement Agreement as of the date set forth above.

TRUMP

By: /s/ David R. Hughes                    Date:         6/8/12
David R. Hughes, Chief Financial Officer
Trump Entertainment Resorts, Inc.
and Authorized Representative of Trump

GOLDEN NUGGET

By: /s/ Steven Scheinthal                    Date:         6/8/12
Steven Scheinthal, Vice President and
Authorized Representative of Golden Nugget Atlantic City, LLC

LEVINE, STALLER, SKLAR, CHAN,
BROWN & DONNELLY, P.A.
Attorneys for Trump and Golden Nugget

By: /s/ Michael D. Sklar                    Date:         6/8/12
Michael D. Sklar, Esq.

/s/ Lorenzo T. Langford                    Date:         6/14/12
The Honorable Lorenzo T. Langford
Mayor, the City of Atlantic City
and Authorized Representative of City

/s/ Novelette Robinson                    Date:         6/14/12
Novelette Robinson, CTA
Assessor, the City of Atlantic City
and Authorized Representative of City

/s/ Rhonda Williams                    Date:         6/14/12
Rhonda Williams
Clerk, the City of Atlantic City
and Authorized Representative of City

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RICHARD M. CONLEY, LLC
Attorneys for City for the 2008 appeal

By: /s/ Richard M. Conley                Date:         6/14/12
Richard M. Conley, Esq.

DECOTIIS, FITZPATRICK
& COLE, LLP
Attorneys for City for the 2009, 2010 and 2011 appeals

By: /s/ James L. Esposito                    Date:         6/14/12
James L. Esposito, Esq.

By: /s/ Irving B. Jacoby                    Date:         6/14/12
Approved as to Form
Irving B. Jacoby
Deputy City Solicitor

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Exhibit A
Trump Marina
Properties*

Block	Lot	Qual	Address
799	25		2100 Absecon Blvd
571	1		Brigantine Blvd. & Huron Ave
567	9		Air Rights Huron Ave

* Golden Nugget Atlantic City, LLC filed 2012 complaints relating to the above properties (Trump Marina Associates, LLC filed complaints in 2008-2011)

Exhibit B
Trump Plaza
Properties

Block	Lot	Qual	Address
39	1		104 Columbia Place
39	2		2234 Pacific Avenue
39	3		139 S. Mississippi Avenue
39	4		2235 Boardwalk
39	5		Air Rights Columbia Place
39	6		Air Rights Mississippi Avenue
39	7		Air Rights Pacific Avenue
40	1		2200 Pacific Avenue
40	2		116 S. Missouri Avenue
40	3		118 S. Missouri Avenue
40	4		120 S. Missouri Avenue
40	5		122 S. Missouri Avenue
40	6		2201 Boardwalk
40	7		133 Columbia Place
40	8		131 Columbia Place
40	9		129 Columbia Place
40	11		125 Columbia Place
40	12		123 Columbia Place
40	13		121 Columbia Place
40	15		119 Columbia Place
40	16		117 Columbia Place
40	17		115 Columbia Place
40	18		113 Columbia Place
40	20		111 Columbia Place
40	21		109 Columbia Place
40	22		107 Columbia Place
40	23		105 Columbia Place
40	25		103 Columbia Place
40	26		101 Columbia Place
40	28		2214 Pacific Avenue
40	29		2212 Pacific Avenue
40	30		2210 Pacific Avenue
40	31		2206 Pacific Avenue
40	32		2204 Pacific Avenue
40	33		2204 Pacific Avenue
40	35		Air Rights Columbia Place
162	1		2202 Atlantic Avenue
162	2		2200 Atlantic Avenue
162	3		2201 Pacific Avenue
163	35		28 S. Mississippi Avenue
163	42		2301 Pacific Avenue
163	50		2319 Pacific Avenue

Exhibit C
Trump Taj Mahal
Properties

Block	Lot	Qual	Address
1	146		1000 Boardwalk	*
1	146	B01	1000 Boardwalk	*
1	146	B02	1000 Boardwalk	*
1	146.01		1000 Boardwalk	*
61	1		1022 Pacific Avenue
61	2		105 South Pennsylvania Avenue
61	3		107 South Pennsylvania Avenue
61	4		109 South Pennsylvania Avenue
61	5		1000 Boardwalk
61	6		1020 Pacific Avenue
61	7		1001 Boardwalk
61	9		916 Pacific Avenue
61	10		912 Pacific Avenue
61	11		910 Pacific Avenue
61	12		908 Pacific Avenue
61	13		904 Pacific Avenue
61	14		900 Pacific Avenue
61	15		120 South Maryland Avenue
61	16		120 South Maryland Avenue RR
61	17		1003 Boardwalk
61	18		130 South Maryland Avenue
61	19		901 Boardwalk
61	20		1001 Boardwalk
61	21		1001 Boardwalk
61	29		Air Rights Boardwalk	*
61	30		Air Rights Pennsylvania Avenue	*
61	31		Air Rights Pennsylvania Avenue
61	32		Air Rights Virginia Avenue
61	33		Presbyterian Avenue Vacated

* Block and Lots denoted with '*' were not part of Trump Taj Mahal Associates, LLC's 2012 tax appeal.

Exhibit D

LEVINE, STALLER, SKLAR,
CHAN, BROWN & DONNELLY, P.A.
3030 Atlantic Avenue
Atlantic City, NJ 08401
(609) 348-1300
Fax: (609) 345-2473
Attorneys for Plaintiffs

TRUMP MARINA ASSOCIATES, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS.: 7484-2008; 7489-2008; 9250-2009; 9261-2009; 6062-2010; 6210-2010; 3493-2011; 3365-2011 Civil Action
GOLDEN NUGGET ATLANTIC CITY, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS.: ______-2012; _____-2012 Civil Action STIPULATION OF SETTLEMENT

1.	This Stipulation of Settlement is being entered into pursuant to that certain Settlement Agreement dated June 13, 2012 (the “Settlement Agreement”) to which the Parties hereto have joined.

2.	It is hereby stipulated and agreed that the assessments on the properties listed on the attached schedules (the “Subject Properties”) be adjusted and judgment entered as set forth therein.

3.
Statutory pre-judgment interest pursuant to N.J.S.A. 54:3-27.2 is conditionally waived by Plaintiffs, and their respective successors and assigns, and shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such pre-judgment interest waiver shall be rescinded and will be of no force and effect and any and all pre-judgment interest shall be paid as provided by statute.

4.
Plaintiffs, and their respective successors and assigns, also conditionally waive any and all post-judgment interest, which shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such post-judgment interest waiver shall be rescinded and will be of no force and effect and any and all post-judgment interest shall be paid as provided by law.

5.
The Parties have made such examination of the values and proper assessments of the Subject Properties and have obtained such advice, appraisals, analyses and information with respect to the valuation and assessments of Subject Properties as they deem necessary and appropriate for the purpose of enabling them to enter into this settlement.

6.	The Assessor of the taxing district has been consulted by the attorney for the City and the Assessor has concurred with the provisions of this settlement.

7.
Based upon the foregoing, the Parties represent that the settlement will result in assessments at the fair assessable value of the Subject Properties consistent with assessing practices generally applicable in the taxing district as required by law.

LEVINE, STALLER, SKLAR, CHAN,
BROWN & DONNELLY, P.A.
Attorneys for Plaintiffs

By:     /s/ Michael D. Sklar                    Dated: June 14, 2012
Michael D. Sklar, Esq.

DECOTIIS, FITZPATRICK & COLE, LLP
Attorneys for Defendant for 2009, 2010, 2011 and 2012

By:     /s/ James L. Esposito                    Dated: June 14, 2012
James L. Esposito, Esq.

RICHARD M. CONLEY, LLC
Attorneys for Defendant for 2008

By:    /s/ Richard M. Conley                    Dated: June 14, 2012
Richard M. Conley, Esq.

Schedules to Exhibit D
Trump Marina
(Tax Year 2008)

Block 799	Lot 25	Unit Qualifier
Street Address 2100 Absecon Blvd		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,567,000	N/A	4,221,272
Improvements:		247,100	N/A	158,836
Total:		6,814,100	N/A	4,380,108

Block 571	Lot 1	Unit Qualifier
Street Address Brigantine Blvd. & Huron Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		215,578,300	N/A	138,573,883
Improvements:		429,169,900	N/A	275,870,713
Total:		644,748,200	N/A	414,444,596

Block 567	Lot 9	Unit Qualifier
Street Address Air Rights Huron Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	674,941
Improvements:		783,300	N/A	503,506
Total:		1,833,300	N/A	1,178,447

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Schedules to Exhibit D
Trump Marina
(Tax Year 2009)

Block 799	Lot 25	Unit Qualifier
Street Address 2100 Absecon Blvd		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,567,000	N/A	4,285,633
Improvements:		247,100	N/A	161,258
Total:		6,814,100	N/A	4,446,891

Block 571	Lot 1	Unit Qualifier
Street Address Brigantine Blvd. & Huron Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		215,578,300	N/A	140,686,672
Improvements:		429,169,900	N/A	280,076,821
Total:		644,748,200	N/A	420,763,493

Block 567	Lot 9	Unit Qualifier
Street Address Air Rights Huron Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	685,231
Improvements:		783,300	N/A	511,182
Total:		1,833,300	N/A	1,196,413

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Schedules to Exhibit D
Trump Marina
(Tax Year 2010)

Block 799	Lot 25	Unit Qualifier
Street Address 2100 Absecon Blvd		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,567,000	N/A	4,512,707
Improvements:		247,100	N/A	169,802
Total:		6,814,100	N/A	4,682,509

Block 571	Lot 1	Unit Qualifier
Street Address Brigantine Blvd. & Huron Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		215,578,300	N/A	148,140,968
Improvements:		429,169,900	N/A	294,916,717
Total:		644,748,200	N/A	443,057,685

Block 567	Lot 9	Unit Qualifier
Street Address Air Rights Huron Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	721,538
Improvements:		783,300	N/A	538,268
Total:		1,833,300	N/A	1,259,806

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Schedules to Exhibit D
Trump Marina
(Tax Year 2011)

Block 799	Lot 25	Unit Qualifier
Street Address 2100 Absecon Blvd		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,567,000	N/A	6,567,000
Improvements:		247,100	N/A	247,100
Total:		6,814,100	N/A	6,814,100

Block 571	Lot 1	Unit Qualifier
Street Address Brigantine Blvd. & Huron Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		215,578,300	N/A	215,578,300
Improvements:		429,169,900	N/A	429,169,900
Total:		644,748,200	N/A	644,748,200

Block 567	Lot 9	Unit Qualifier
Street Address Air Rights Huron Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	1,050,000
Improvements:		783,300	N/A	783,300
Total:		1,833,300	N/A	1,833,300

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Schedules to Exhibit D
Golden Nugget Atlantic City
(f/k/a Trump Marina)
(Tax Year 2012)

Block 799	Lot 25	Unit Qualifier
Street Address 2100 Absecon Blvd		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,567,000	N/A	6,567,000
Improvements:		247,100	N/A	247,100
Total:		6,814,100	N/A	6,814,100

Block 571	Lot 1	Unit Qualifier
Street Address Brigantine Blvd. & Huron Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		215,578,300	N/A	215,578,300
Improvements:		429,169,900	N/A	429,169,900
Total:		644,748,200	N/A	644,748,200

Block 567	Lot 9	Unit Qualifier
Street Address Air Rights Huron Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	1,050,000
Improvements:		783,300	N/A	783,300
Total:		1,833,300	N/A	1,833,300

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Exhibit E

LEVINE, STALLER, SKLAR,
CHAN, BROWN & DONNELLY, P.A.
3030 Atlantic Avenue
Atlantic City, NJ 08401
(609) 348-1300
Fax: (609) 345-2473
Attorneys for Plaintiff

TRUMP PLAZA ASSOCIATES, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS.: 7488-2008; 7565-2008; 10454-2009; 11548-2009; 6064-2010; 5934-2010; 3498-2011; 7232-2011; ____-2012; and _____-2012 Civil Action

1.	This Stipulation of Settlement is being entered into pursuant to that certain Settlement Agreement dated June 13, 2012 (the “Settlement Agreement”) to which the Parties hereto have joined.

2.	It is hereby stipulated and agreed that the assessments on the properties listed on the attached schedules (the “Subject Properties”) be adjusted and judgment entered as set forth therein.

3.
Statutory pre-judgment interest pursuant to N.J.S.A. 54:3-27.2 is conditionally waived by Plaintiffs, and their respective successors and assigns, and shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such pre-judgment interest waiver shall be rescinded and will be of no force and effect and any and all pre-judgment interest shall be paid as provided by statute.

4.
Plaintiffs, and their respective successors and assigns, also conditionally waive any and all post-judgment interest, which shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such post-judgment interest waiver shall be rescinded and will be of no force and effect and any and all post-judgment interest shall be paid as provided by law.

5.
The Parties have made such examination of the values and proper assessments of the Subject Properties and have obtained such advice, appraisals, analyses and information with respect to the valuation and assessments of Subject Properties as they deem necessary and appropriate for the purpose of enabling them to enter into this settlement.

6.	The Assessor of the taxing district has been consulted by the attorney for the City and the Assessor has concurred with the provisions of this settlement.

7.
Based upon the foregoing, the Parties represent that the settlement will result in assessments at the fair assessable value of the Subject Properties consistent with assessing practices generally applicable in the taxing district as required by law.

LEVINE, STALLER, SKLAR, CHAN,
BROWN & DONNELLY, P.A.
Attorneys for Plaintiff

By:     /s/ Michael D. Sklar                    Dated: June 14, 2012
Michael D. Sklar, Esq.

DECOTIIS, FITZPATRICK & COLE, LLP
Attorneys for Defendant for 2009, 2010, 2011 and 2012

By:     /s/ James L Esposito                    Dated: June 14, 2012
James L. Esposito, Esq.

RICHARD M. CONLEY, LLC
Attorneys for Defendant for 2008

By:     /s/ Richard M. Conley                    Dated: June 14, 2012
Richard M. Conley, Esq.

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 39	Lot 1	Unit Qualifier
Street Address 104 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,533,300	N/A	1,718,714
Improvements:		21,103,800	N/A	14,317,848
Total:		23,637,100	N/A	16,036,562

Block 39	Lot 2	Unit Qualifier
Street Address 2234 Pacific Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		14,478,800	N/A	9,823,124
Improvements:		144,298,500	N/A	97,899,141
Total:		158,777,300	N/A	107,722,265

Block 39	Lot 3	Unit Qualifier
Street Address 133 S. Mississippi Ave.		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,033,100	N/A	6,806,944
Improvements:		169,707,200	N/A	115,137,643
Total:		179,740,300	N/A	121,944,587

Block 39	Lot 4	Unit Qualifier
Street Address 2235 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		12,045,300	N/A	8,172,119
Improvements:		96,688,000	N/A	65,597,856
Total:		108,733,300	N/A	73,769,975

1 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 39	Lot 5	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	712,371
Improvements:		996,400	N/A	676,007
Total:		2,046,400	N/A	1,388,378

Block 39	Lot 6	Unit Qualifier
Street Address Air Rights Mississippi		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	712,371
Improvements:		996,400	N/A	676,007
Total:		2,046,400	N/A	1,388,378

Block 39	Lot 7	Unit Qualifier
Street Address Air Rights Pacific		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		630,000	N/A	427,423
Improvements:		484,500	N/A	328,708
Total:		1,114,500	N/A	756,131

Block 40	Lot 1	Unit Qualifier
Street Address 2200 Pacific Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		4,255,300	N/A	2,887,003
Improvements:		—	N/A	—
Total:		4,255,300	N/A	2,887,003

2 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 40	Lot 2	Unit Qualifier
Street Address 116 S. Missouri Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,181,300	N/A	801,452
Improvements:		—	N/A	—
Total:		1,181,300	N/A	801,452

Block 40	Lot 3	Unit Qualifier
Street Address 118 S. Missouri Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,312,500	N/A	890,464
Improvements:		—	N/A	—
Total:		1,312,500	N/A	890,464

Block 40	Lot 4	Unit Qualifier
Street Address 120 S. Missouri Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	712,371
Improvements:		—	N/A	—
Total:		1,050,000	N/A	712,371

Block 40	Lot 5	Unit Qualifier
Street Address 122 S. Missouri Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,372,000	N/A	1,609,281
Improvements:		—	N/A	—
Total:		2,372,000	N/A	1,609,281

3 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 40	Lot 6	Unit Qualifier
Street Address 2201 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,465,800	N/A	11,171,202
Improvements:		67,132,000	N/A	45,545,623
Total:		83,597,800	N/A	56,716,825

Block 40	Lot 7	Unit Qualifier
Street Address 133 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		370,300	N/A	251,230
Improvements:		—	N/A	—
Total:		370,300	N/A	251,230

Block 40	Lot 8	Unit Qualifier
Street Address 131 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		308,700	N/A	209,437
Improvements:		—	N/A	—
Total:		308,700	N/A	209,437

Block 40	Lot 9	Unit Qualifier
Street Address 129 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		377,000	N/A	255,775
Improvements:		—	N/A	—
Total:		377,000	N/A	255,775

4 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 40	Lot 11	Unit Qualifier
Street Address 125 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		997,500	N/A	676,753
Improvements:		—	N/A	—
Total:		997,500	N/A	676,753

Block 40	Lot 12	Unit Qualifier
Street Address 123 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		498,800	N/A	338,410
Improvements:		—	N/A	—
Total:		498,800	N/A	338,410

Block 40	Lot 13	Unit Qualifier
Street Address 121 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	285,423
Improvements:		—	N/A	—
Total:		420,700	N/A	285,423

Block 40	Lot 15	Unit Qualifier
Street Address 119Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	285,423
Improvements:		—	N/A	—
Total:		420,700	N/A	285,423

5 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 40	Lot 16	Unit Qualifier
Street Address 117 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	347,434
Improvements:		—	N/A	—
Total:		512,100	N/A	347,434

Block 40	Lot 17	Unit Qualifier
Street Address 115 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	347,434
Improvements:		—	N/A	—
Total:		512,100	N/A	347,434

Block 40	Lot 18	Unit Qualifier
Street Address 113 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	285,423
Improvements:		—	N/A	—
Total:		420,700	N/A	285,423

Block 40	Lot 20	Unit Qualifier
Street Address 111 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	285,423
Improvements:		—	N/A	—
Total:		420,700	N/A	285,423

6 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 40	Lot 21	Unit Qualifier
Street Address 109 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	347,434
Improvements:		—	N/A	—
Total:		512,100	N/A	347,434

Block 40	Lot 22	Unit Qualifier
Street Address 107 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	347,434
Improvements:		—	N/A	—
Total:		512,100	N/A	347,434

Block 40	Lot 23	Unit Qualifier
Street Address 105 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		404,600	N/A	274,500
Improvements:		—	N/A	—
Total:		404,600	N/A	274,500

Block 40	Lot 25	Unit Qualifier
Street Address 103 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		357,000	N/A	242,206
Improvements:		—	N/A	—
Total:		357,000	N/A	242,206

7 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 40	Lot 26	Unit Qualifier
Street Address 101 Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		336,000	N/A	227,959
Improvements:		—	N/A	—
Total:		336,000	N/A	227,959

Block 40	Lot 28	Unit Qualifier
Street Address 2214 Pacific Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	167,916
Improvements:		8,700	N/A	5,903
Total:		256,200	N/A	173,819

Block 40	Lot 29	Unit Qualifier
Street Address 2212 Pacific Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	167,916
Improvements:		6,800	N/A	4,614
Total:		254,300	N/A	172,530

Block 40	Lot 30	Unit Qualifier
Street Address 2210 Pacific Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		275,000	N/A	186,573
Improvements:		6,200	N/A	4,207
Total:		281,200	N/A	190,780

8 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 40	Lot 31	Unit Qualifier
Street Address 2206 Pacific Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	167,916
Improvements:		6,700	N/A	4,546
Total:		254,200	N/A	172,462

Block 40	Lot 32	Unit Qualifier
Street Address 2204 Pacific Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,034,300	N/A	701,720
Improvements:		—	N/A	—
Total:		1,034,300	N/A	701,720

Block 40	Lot 33	Unit Qualifier
Street Address 2204 Pacific Ave RR		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		15,800	N/A	10,719
Improvements:		—	N/A	—
Total:		15,800	N/A	10,719

Block 40	Lot 35	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		3,237,500	N/A	2,196,478
Improvements:		374,900	N/A	254,350
Total:		3,612,400	N/A	2,450,828

9 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 162	Lot 1	Unit Qualifier
Street Address 2202 Atlantic Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,313,200	N/A	11,067,671
Improvements:		100	N/A	67
Total:		16,313,300	N/A	11,067,738

Block 162	Lot 2	Unit Qualifier
Street Address 220 Atlantic Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,093,800	N/A	742,087
Improvements:		—	N/A	—
Total:		1,093,800	N/A	742,087

Block 162	Lot 3	Unit Qualifier
Street Address 2201 Pacific Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		49,854,400	N/A	33,823,657
Improvements:		67,470,500	N/A	45,775,278
Total:		117,324,900	N/A	79,598,935

Block 163	Lot 35	Unit Qualifier
Street Address 28 S. Mississippi Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		562,500	N/A	381,627
Improvements:		20,900	N/A	14,180
Total:		583,400	N/A	395,807

10 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2008)

Block 163	Lot 42	Unit Qualifier
Street Address 2301 Pacific Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,093,800	N/A	742,087
Improvements:		37,800	N/A	25,646
Total:		1,131,600	N/A	767,733

Block 163	Lot 50	Unit Qualifier
Street Address 2319 Pacific Ave		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,500,000	N/A	4,409,917
Improvements:		20,500	N/A	13,908
Total:		6,520,500	N/A	4,423,825

11 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 39	Lot 1	Unit Qualifier
Street Address 104 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,533,300	N/A	1,741,130
Improvements:		21,103,800	N/A	14,504,580
Total:		23,637,100	N/A	16,245,710

Block 39	Lot 2	Unit Qualifier
Street Address 2234 Pacific Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		14,478,800	N/A	9,951,237
Improvements:		144,298,500	N/A	99,175,937
Total:		158,777,300	N/A	109,127,174

Block 39	Lot 3	Unit Qualifier
Street Address 133 S. Mississippi Ave.		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,033,100	N/A	6,895,720
Improvements:		169,707,200	N/A	116,639,262
Total:		179,740,300	N/A	123,534,982

Block 39	Lot 4	Unit Qualifier
Street Address 2235 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		12,045,300	N/A	8,278,699
Improvements:		96,688,000	N/A	66,453,380
Total:		108,733,300	N/A	74,732,079

1 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 39	Lot 5	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	721,662
Improvements:		996,400	N/A	684,823
Total:		2,046,400	N/A	1,406,485

Block 39	Lot 6	Unit Qualifier
Street Address Air Rights Mississippi		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	721,662
Improvements:		996,400	N/A	684,823
Total:		2,046,400	N/A	1,406,485

Block 39	Lot 7	Unit Qualifier
Street Address Air Rights Pacific		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		630,000	N/A	432,997
Improvements:		484,500	N/A	332,996
Total:		1,114,500	N/A	765,993

Block 40	Lot 1	Unit Qualifier
Street Address 2200 Pacific Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		4,255,300	N/A	2,924,655
Improvements:		—	N/A	—
Total:		4,255,300	N/A	2,924,655

2 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 40	Lot 2	Unit Qualifier
Street Address 116 S. Missouri Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,181,300	N/A	811,904
Improvements:		—	N/A	—
Total:		1,181,300	N/A	811,904

Block 40	Lot 3	Unit Qualifier
Street Address 118 S. Missouri Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,312,500	N/A	902,077
Improvements:		—	N/A	—
Total:		1,312,500	N/A	902,077

Block 40	Lot 4	Unit Qualifier
Street Address 120 S. Missouri Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	721,662
Improvements:		—	N/A	—
Total:		1,050,000	N/A	721,662

Block 40	Lot 5	Unit Qualifier
Street Address 122 S. Missouri Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,372,000	N/A	1,630,269
Improvements:		—	N/A	—
Total:		2,372,000	N/A	1,630,269

3 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 40	Lot 6	Unit Qualifier
Street Address 2201 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,465,800	N/A	11,316,896
Improvements:		67,132,000	N/A	46,139,627
Total:		83,597,800	N/A	57,456,523

Block 40	Lot 7	Unit Qualifier
Street Address 133 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		370,300	N/A	254,506
Improvements:		—	N/A	—
Total:		370,300	N/A	254,506

Block 40	Lot 8	Unit Qualifier
Street Address 131 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		308,700	N/A	212,169
Improvements:		—	N/A	—
Total:		308,700	N/A	212,169

Block 40	Lot 9	Unit Qualifier
Street Address 129 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		377,000	N/A	259,111
Improvements:		—	N/A	—
Total:		377,000	N/A	259,111

4 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 40	Lot 11	Unit Qualifier
Street Address 125 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		997,500	N/A	685,579
Improvements:		—	N/A	—
Total:		997,500	N/A	685,579

Block 40	Lot 12	Unit Qualifier
Street Address 123 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		498,800	N/A	342,824
Improvements:		—	N/A	—
Total:		498,800	N/A	342,824

Block 40	Lot 13	Unit Qualifier
Street Address 121 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	289,146
Improvements:		—	N/A	—
Total:		420,700	N/A	289,146

Block 40	Lot 15	Unit Qualifier
Street Address 119Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	289,146
Improvements:		—	N/A	—
Total:		420,700	N/A	289,146

5 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 40	Lot 16	Unit Qualifier
Street Address 117 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	351,965
Improvements:		—	N/A	—
Total:		512,100	N/A	351,965

Block 40	Lot 17	Unit Qualifier
Street Address 115 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	351,965
Improvements:		—	N/A	—
Total:		512,100	N/A	351,965

Block 40	Lot 18	Unit Qualifier
Street Address 113 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	289,146
Improvements:		—	N/A	—
Total:		420,700	N/A	289,146

Block 40	Lot 20	Unit Qualifier
Street Address 111 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	289,146
Improvements:		—	N/A	—
Total:		420,700	N/A	289,146

6 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 40	Lot 21	Unit Qualifier
Street Address 109 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	351,965
Improvements:		—	N/A	—
Total:		512,100	N/A	351,965

Block 40	Lot 22	Unit Qualifier
Street Address 107 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	351,965
Improvements:		—	N/A	—
Total:		512,100	N/A	351,965

Block 40	Lot 23	Unit Qualifier
Street Address 105 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		404,600	N/A	278,080
Improvements:		—	N/A	—
Total:		404,600	N/A	278,080

Block 40	Lot 25	Unit Qualifier
Street Address 103 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		357,000	N/A	245,365
Improvements:		—	N/A	—
Total:		357,000	N/A	245,365

7 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 40	Lot 26	Unit Qualifier
Street Address 101 Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		336,000	N/A	230,932
Improvements:		—	N/A	—
Total:		336,000	N/A	230,932

Block 40	Lot 28	Unit Qualifier
Street Address 2214 Pacific Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	170,106
Improvements:		—	N/A	—
Total:		247,500	N/A	170,106

Block 40	Lot 29	Unit Qualifier
Street Address 2212 Pacific Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	170,106
Improvements:		—	N/A	—
Total:		247,500	N/A	170,106

Block 40	Lot 30	Unit Qualifier
Street Address 2210 Pacific Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		275,000	N/A	189,007
Improvements:		—	N/A	—
Total:		275,000	N/A	189,007

8 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 40	Lot 31	Unit Qualifier
Street Address 2206 Pacific Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	170,106
Improvements:		—	N/A	—
Total:		247,500	N/A	170,106

Block 40	Lot 32	Unit Qualifier
Street Address 2204 Pacific Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,034,300	N/A	710,871
Improvements:		—	N/A	—
Total:		1,034,300	N/A	710,871

Block 40	Lot 33	Unit Qualifier
Street Address 2204 Pacific Ave RR		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		15,800	N/A	10,859
Improvements:		—	N/A	—
Total:		15,800	N/A	10,859

Block 40	Lot 35	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		3,237,500	N/A	2,225,124
Improvements:		374,900	N/A	257,668
Total:		3,612,400	N/A	2,482,792

9 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 162	Lot 1	Unit Qualifier
Street Address 2202 Atlantic Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,313,200	N/A	11,212,015
Improvements:		100	N/A	68
Total:		16,313,300	N/A	11,212,083

Block 162	Lot 2	Unit Qualifier
Street Address 220 Atlantic Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,093,800	N/A	751,766
Improvements:		—	N/A	—
Total:		1,093,800	N/A	751,766

Block 162	Lot 3	Unit Qualifier
Street Address 2201 Pacific Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		49,854,400	N/A	34,264,783
Improvements:		67,470,500	N/A	46,372,277
Total:		117,324,900	N/A	80,637,060

Block 163	Lot 35	Unit Qualifier
Street Address 28 S. Mississippi Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		562,500	N/A	386,605
Improvements:		20,900	N/A	14,364
Total:		583,400	N/A	400,969

10 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2009)

Block 163	Lot 42	Unit Qualifier
Street Address 2301 Pacific Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,093,800	N/A	751,766
Improvements:		37,800	N/A	25,979
Total:		1,131,600	N/A	777,745

Block 163	Lot 50	Unit Qualifier
Street Address 2319 Pacific Ave		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,500,000	N/A	4,467,431
Improvements:		20,500	N/A	14,090
Total:		6,520,500	N/A	4,481,521

11 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 39	Lot 1	Unit Qualifier
Street Address 104 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,533,300	N/A	1,730,995
Improvements:		21,103,800	N/A	14,420,152
Total:		23,637,100	N/A	16,151,147

Block 39	Lot 2	Unit Qualifier
Street Address 2234 Pacific Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		14,478,800	N/A	9,893,313
Improvements:		144,298,500	N/A	98,598,658
Total:		158,777,300	N/A	108,491,971

Block 39	Lot 3	Unit Qualifier
Street Address 133 S. Mississippi Ave.		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,033,100	N/A	6,855,582
Improvements:		169,707,200	N/A	115,960,334
Total:		179,740,300	N/A	122,815,916

Block 39	Lot 4	Unit Qualifier
Street Address 2235 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		12,045,300	N/A	8,230,511
Improvements:		96,688,000	N/A	66,066,571
Total:		108,733,300	N/A	74,297,082

1 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 39	Lot 5	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	717,461
Improvements:		996,400	N/A	680,837
Total:		2,046,400	N/A	1,398,298

Block 39	Lot 6	Unit Qualifier
Street Address Air Rights Mississippi		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	717,461
Improvements:		996,400	N/A	680,837
Total:		2,046,400	N/A	1,398,298

Block 39	Lot 7	Unit Qualifier
Street Address Air Rights Pacific		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		630,000	N/A	430,477
Improvements:		484,500	N/A	331,057
Total:		1,114,500	N/A	761,534

Block 40	Lot 1	Unit Qualifier
Street Address 2200 Pacific Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		4,255,300	N/A	2,907,632
Improvements:		—	N/A	—
Total:		4,255,300	N/A	2,907,632

2 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 40	Lot 2	Unit Qualifier
Street Address 116 S. Missouri Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,181,300	N/A	807,178
Improvements:		—	N/A	—
Total:		1,181,300	N/A	807,178

Block 40	Lot 3	Unit Qualifier
Street Address 118 S. Missouri Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,312,500	N/A	896,827
Improvements:		—	N/A	—
Total:		1,312,500	N/A	896,827

Block 40	Lot 4	Unit Qualifier
Street Address 120 S. Missouri Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	717,461
Improvements:		—	N/A	—
Total:		1,050,000	N/A	717,461

Block 40	Lot 5	Unit Qualifier
Street Address 122 S. Missouri Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,372,000	N/A	1,620,779
Improvements:		—	N/A	—
Total:		2,372,000	N/A	1,620,779

3 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 40	Lot 6	Unit Qualifier
Street Address 2201 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,465,800	N/A	11,251,023
Improvements:		67,132,000	N/A	45,871,060
Total:		83,597,800	N/A	57,122,083

Block 40	Lot 7	Unit Qualifier
Street Address 133 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		370,300	N/A	253,025
Improvements:		—	N/A	—
Total:		370,300	N/A	253,025

Block 40	Lot 8	Unit Qualifier
Street Address 131 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		308,700	N/A	210,934
Improvements:		—	N/A	—
Total:		308,700	N/A	210,934

Block 40	Lot 9	Unit Qualifier
Street Address 129 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		377,000	N/A	257,603
Improvements:		—	N/A	—
Total:		377,000	N/A	257,603

4 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 40	Lot 11	Unit Qualifier
Street Address 125 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		997,500	N/A	681,588
Improvements:		—	N/A	—
Total:		997,500	N/A	681,588

Block 40	Lot 12	Unit Qualifier
Street Address 123 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		498,800	N/A	340,828
Improvements:		—	N/A	—
Total:		498,800	N/A	340,828

Block 40	Lot 13	Unit Qualifier
Street Address 121 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	287,463
Improvements:		—	N/A	—
Total:		420,700	N/A	287,463

Block 40	Lot 15	Unit Qualifier
Street Address 119Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	287,463
Improvements:		—	N/A	—
Total:		420,700	N/A	287,463

5 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 40	Lot 16	Unit Qualifier
Street Address 117 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	349,916
Improvements:		—	N/A	—
Total:		512,100	N/A	349,916

Block 40	Lot 17	Unit Qualifier
Street Address 115 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	349,916
Improvements:		—	N/A	—
Total:		512,100	N/A	349,916

Block 40	Lot 18	Unit Qualifier
Street Address 113 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	287,463
Improvements:		—	N/A	—
Total:		420,700	N/A	287,463

Block 40	Lot 20	Unit Qualifier
Street Address 111 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	287,463
Improvements:		—	N/A	—
Total:		420,700	N/A	287,463

6 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 40	Lot 21	Unit Qualifier
Street Address 109 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	349,916
Improvements:		—	N/A	—
Total:		512,100	N/A	349,916

Block 40	Lot 22	Unit Qualifier
Street Address 107 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	349,916
Improvements:		—	N/A	—
Total:		512,100	N/A	349,916

Block 40	Lot 23	Unit Qualifier
Street Address 105 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		404,600	N/A	276,462
Improvements:		—	N/A	—
Total:		404,600	N/A	276,462

Block 40	Lot 25	Unit Qualifier
Street Address 103 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		357,000	N/A	243,937
Improvements:		—	N/A	—
Total:		357,000	N/A	243,937

7 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 40	Lot 26	Unit Qualifier
Street Address 101 Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		336,000	N/A	229,588
Improvements:		—	N/A	—
Total:		336,000	N/A	229,588

Block 40	Lot 28	Unit Qualifier
Street Address 2214 Pacific Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	169,116
Improvements:		—	N/A	—
Total:		247,500	N/A	169,116

Block 40	Lot 29	Unit Qualifier
Street Address 2212 Pacific Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	169,116
Improvements:		—	N/A	—
Total:		247,500	N/A	169,116

Block 40	Lot 30	Unit Qualifier
Street Address 2210 Pacific Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		275,000	N/A	187,907
Improvements:		—	N/A	—
Total:		275,000	N/A	187,907

8 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 40	Lot 31	Unit Qualifier
Street Address 2206 Pacific Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	169,116
Improvements:		—	N/A	—
Total:		247,500	N/A	169,116

Block 40	Lot 32	Unit Qualifier
Street Address 2204 Pacific Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,034,300	N/A	706,734
Improvements:		—	N/A	—
Total:		1,034,300	N/A	706,734

Block 40	Lot 33	Unit Qualifier
Street Address 2204 Pacific Ave RR		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		15,800	N/A	10,796
Improvements:		—	N/A	—
Total:		15,800	N/A	10,796

Block 40	Lot 35	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		3,237,500	N/A	2,212,172
Improvements:		374,900	N/A	256,168
Total:		3,612,400	N/A	2,468,340

9 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 162	Lot 1	Unit Qualifier
Street Address 220 Atlantic Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,313,200	N/A	11,146,752
Improvements:		100	N/A	69
Total:		16,313,300	N/A	11,146,821

Block 162	Lot 2	Unit Qualifier
Street Address 2201 Pacific Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,093,800	N/A	747,390
Improvements:		—	N/A	—
Total:		1,093,800	N/A	747,390

Block 162	3	Unit Qualifier
Street Address 2202 Atlantic Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		49,854,400	N/A	34,065,336
Improvements:		67,470,500	N/A	46,102,356
Total:		117,324,900	N/A	80,167,692

Block 163	Lot 35	Unit Qualifier
Street Address 28 S. Mississippi Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		562,500	N/A	384,354
Improvements:		20,900	N/A	14,281
Total:		583,400	N/A	398,635

10 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2010)

Block 163	Lot 42	Unit Qualifier
Street Address 2301 Pacific Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,093,800	N/A	747,390
Improvements:		37,800	N/A	25,828
Total:		1,131,600	N/A	773,218

Block 163	Lot 50	Unit Qualifier
Street Address 2319 Pacific Ave		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,500,000	N/A	4,441,427
Improvements:		20,500	N/A	14,008
Total:		6,520,500	N/A	4,455,435

11 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 39	Lot 1	Unit Qualifier
Street Address 104 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,533,300	N/A	1,187,818
Improvements:		21,103,800	N/A	9,895,189
Total:		23,637,100	N/A	11,083,007

Block 39	Lot 2	Unit Qualifier
Street Address 2234 Pacific Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		14,478,800	N/A	6,788,847
Improvements:		144,298,500	N/A	67,658,952
Total:		158,777,300	N/A	74,447,799

Block 39	Lot 3	Unit Qualifier
Street Address 133 S. Mississippi Ave.		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,033,100	N/A	4,704,339
Improvements:		169,707,200	N/A	79,572,631
Total:		179,740,300	N/A	84,276,970

Block 39	Lot 4	Unit Qualifier
Street Address 2235 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		12,045,300	N/A	5,647,823
Improvements:		96,688,000	N/A	45,335,251
Total:		108,733,300	N/A	50,983,074

1 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 39	Lot 5	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	492,326
Improvements:		996,400	N/A	467,194
Total:		2,046,400	N/A	959,520

Block 39	Lot 6	Unit Qualifier
Street Address Air Rights Mississippi		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	492,326
Improvements:		996,400	N/A	467,194
Total:		2,046,400	N/A	959,520

Block 39	Lot 7	Unit Qualifier
Street Address Air Rights Pacific		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		630,000	N/A	295,396
Improvements:		484,500	N/A	227,173
Total:		1,114,500	N/A	522,569

Block 40	Lot 1	Unit Qualifier
Street Address 2200 Pacific Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		4,255,300	N/A	1,995,233
Improvements:		—	N/A	—
Total:		4,255,300	N/A	1,995,233

2 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 40	Lot 2	Unit Qualifier
Street Address 116 S. Missouri Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,181,300	N/A	553,890
Improvements:		—	N/A	—
Total:		1,181,300	N/A	553,890

Block 40	Lot 3	Unit Qualifier
Street Address 118 S. Missouri Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,312,500	N/A	615,407
Improvements:		—	N/A	—
Total:		1,312,500	N/A	615,407

Block 40	Lot 4	Unit Qualifier
Street Address 120 S. Missouri Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	492,326
Improvements:		—	N/A	—
Total:		1,050,000	N/A	492,326

Block 40	Lot 5	Unit Qualifier
Street Address 122 S. Missouri Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,372,000	N/A	1,112,188
Improvements:		—	N/A	—
Total:		2,372,000	N/A	1,112,188

3 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 40	Lot 6	Unit Qualifier
Street Address 2201 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,465,800	N/A	7,720,515
Improvements:		67,132,000	N/A	31,476,978
Total:		83,597,800	N/A	39,197,493

Block 40	Lot 7	Unit Qualifier
Street Address 133 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		370,300	N/A	173,627
Improvements:		—	N/A	—
Total:		370,300	N/A	173,627

Block 40	Lot 8	Unit Qualifier
Street Address 131 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		308,700	N/A	144,744
Improvements:		—	N/A	—
Total:		308,700	N/A	144,744

Block 40	Lot 9	Unit Qualifier
Street Address 129 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		377,000	N/A	176,768
Improvements:		—	N/A	—
Total:		377,000	N/A	176,768

4 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 40	Lot 11	Unit Qualifier
Street Address 125 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		997,500	N/A	467,710
Improvements:		—	N/A	—
Total:		997,500	N/A	467,710

Block 40	Lot 12	Unit Qualifier
Street Address 123 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		498,800	N/A	233,878
Improvements:		—	N/A	—
Total:		498,800	N/A	233,878

Block 40	Lot 13	Unit Qualifier
Street Address 121 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	197,259
Improvements:		—	N/A	—
Total:		420,700	N/A	197,259

Block 40	Lot 15	Unit Qualifier
Street Address 119Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	197,259
Improvements:		—	N/A	—
Total:		420,700	N/A	197,259

5 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 40	Lot 16	Unit Qualifier
Street Address 117 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	240,114
Improvements:		—	N/A	—
Total:		512,100	N/A	240,114

Block 40	Lot 17	Unit Qualifier
Street Address 115 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	240,114
Improvements:		—	N/A	—
Total:		512,100	N/A	240,114

Block 40	Lot 18	Unit Qualifier
Street Address 113 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	197,259
Improvements:		—	N/A	—
Total:		420,700	N/A	197,259

Block 40	Lot 20	Unit Qualifier
Street Address 111 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	197,259
Improvements:		—	N/A	—
Total:		420,700	N/A	197,259

6 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 40	Lot 21	Unit Qualifier
Street Address 109 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	240,114
Improvements:		—	N/A	—
Total:		512,100	N/A	240,114

Block 40	Lot 22	Unit Qualifier
Street Address 107 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	240,114
Improvements:		—	N/A	—
Total:		512,100	N/A	240,114

Block 40	Lot 23	Unit Qualifier
Street Address 105 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		404,600	N/A	189,710
Improvements:		—	N/A	—
Total:		404,600	N/A	189,710

Block 40	Lot 25	Unit Qualifier
Street Address 103 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		357,000	N/A	167,391
Improvements:		—	N/A	—
Total:		357,000	N/A	167,391

7 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 40	Lot 26	Unit Qualifier
Street Address 101 Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		336,000	N/A	157,544
Improvements:		—	N/A	—
Total:		336,000	N/A	157,544

Block 40	Lot 28	Unit Qualifier
Street Address 2214 Pacific Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	116,048
Improvements:		—	N/A	—
Total:		247,500	N/A	116,048

Block 40	Lot 29	Unit Qualifier
Street Address 2212 Pacific Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	116,048
Improvements:		—	N/A	—
Total:		247,500	N/A	116,048

Block 40	Lot 30	Unit Qualifier
Street Address 2210 Pacific Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		275,000	N/A	128,943
Improvements:		—	N/A	—
Total:		275,000	N/A	128,943

8 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 40	Lot 31	Unit Qualifier
Street Address 2206 Pacific Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	116,048
Improvements:		—	N/A	—
Total:		247,500	N/A	116,048

Block 40	Lot 32	Unit Qualifier
Street Address 2204 Pacific Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,034,300	N/A	484,965
Improvements:		—	N/A	—
Total:		1,034,300	N/A	484,965

Block 40	Lot 33	Unit Qualifier
Street Address 2204 Pacific Ave RR		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		15,800	N/A	7,408
Improvements:		—	N/A	—
Total:		15,800	N/A	7,408

Block 40	Lot 35	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		3,237,500	N/A	1,518,005
Improvements:		374,900	N/A	175,784
Total:		3,612,400	N/A	1,693,789

9 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 162	Lot 1	Unit Qualifier
Street Address 2202 Atlantic Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,313,200	N/A	7,648,964
Improvements:		100	N/A	47
Total:		16,313,300	N/A	7,649,011

Block 162	Lot 2	Unit Qualifier
Street Address 220 Atlantic Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,093,800	N/A	512,863
Improvements:		—	N/A	—
Total:		1,093,800	N/A	512,863

Block 162	Lot 3	Unit Qualifier
Street Address 2201 Pacific Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		49,854,400	N/A	23,375,825
Improvements:		67,470,500	N/A	31,635,695
Total:		117,324,900	N/A	55,011,520

Block 163	Lot 35	Unit Qualifier
Street Address 28 S. Mississippi Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		562,500	N/A	263,746
Improvements:		20,900	N/A	9,800
Total:		583,400	N/A	273,546

10 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2011)

Block 163	Lot 42	Unit Qualifier
Street Address 2301 Pacific Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,093,800	N/A	512,863
Improvements:		37,800	N/A	17,724
Total:		1,131,600	N/A	530,587

Block 163	Lot 50	Unit Qualifier
Street Address 2319 Pacific Ave		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,500,000	N/A	3,047,732
Improvements:		20,500	N/A	9,612
Total:		6,520,500	N/A	3,057,344

11 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 39	Lot 1	Unit Qualifier
Street Address 104 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,533,300	N/A	2,533,300
Improvements:		21,103,800	N/A	21,103,800
Total:		23,637,100	N/A	23,637,100

Block 39	Lot 2	Unit Qualifier
Street Address 2234 Pacific Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		14,478,800	N/A	14,478,800
Improvements:		144,298,500	N/A	144,298,500
Total:		158,777,300	N/A	158,777,300

Block 39	Lot 3	Unit Qualifier
Street Address 133 S. Mississippi Ave.		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,033,100	N/A	10,033,100
Improvements:		169,707,200	N/A	169,707,200
Total:		179,740,300	N/A	179,740,300

Block 39	Lot 4	Unit Qualifier
Street Address 2235 Boardwalk		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		12,045,300	N/A	12,045,300
Improvements:		96,688,000	N/A	96,688,000
Total:		108,733,300	N/A	108,733,300

1 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 39	Lot 5	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	1,050,000
Improvements:		996,400	N/A	996,400
Total:		2,046,400	N/A	2,046,400

Block 39	Lot 6	Unit Qualifier
Street Address Air Rights Mississippi		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	1,050,000
Improvements:		996,400	N/A	996,400
Total:		2,046,400	N/A	2,046,400

Block 39	Lot 7	Unit Qualifier
Street Address Air Rights Pacific		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		630,000	N/A	630,000
Improvements:		484,500	N/A	484,500
Total:		1,114,500	N/A	1,114,500

Block 40	Lot 1	Unit Qualifier
Street Address 2200 Pacific Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		4,255,300	N/A	4,255,300
Improvements:		—	N/A	—
Total:		4,255,300	N/A	4,255,300

2 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 40	Lot 2	Unit Qualifier
Street Address 116 S. Missouri Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,181,300	N/A	1,181,300
Improvements:		—	N/A	—
Total:		1,181,300	N/A	1,181,300

Block 40	Lot 3	Unit Qualifier
Street Address 118 S. Missouri Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,312,500	N/A	1,312,500
Improvements:		—	N/A	—
Total:		1,312,500	N/A	1,312,500

Block 40	Lot 4	Unit Qualifier
Street Address 120 S. Missouri Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,050,000	N/A	1,050,000
Improvements:		—	N/A	—
Total:		1,050,000	N/A	1,050,000

Block 40	Lot 5	Unit Qualifier
Street Address 122 S. Missouri Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,372,000	N/A	2,372,000
Improvements:		—	N/A	—
Total:		2,372,000	N/A	2,372,000

3 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 40	Lot 6	Unit Qualifier
Street Address 2201 Boardwalk		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,465,800	N/A	16,465,800
Improvements:		67,132,000	N/A	67,132,000
Total:		83,597,800	N/A	83,597,800

Block 40	Lot 7	Unit Qualifier
Street Address 133 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		370,300	N/A	370,300
Improvements:		—	N/A	—
Total:		370,300	N/A	370,300

Block 40	Lot 8	Unit Qualifier
Street Address 131 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		308,700	N/A	308,700
Improvements:		—	N/A	—
Total:		308,700	N/A	308,700

Block 40	Lot 9	Unit Qualifier
Street Address 129 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		377,000	N/A	377,000
Improvements:		—	N/A	—
Total:		377,000	N/A	377,000

4 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 40	Lot 11	Unit Qualifier
Street Address 125 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		997,500	N/A	997,500
Improvements:		—	N/A	—
Total:		997,500	N/A	997,500

Block 40	Lot 12	Unit Qualifier
Street Address 123 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		498,800	N/A	498,800
Improvements:		—	N/A	—
Total:		498,800	N/A	498,800

Block 40	Lot 13	Unit Qualifier
Street Address 121 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	420,700
Improvements:		—	N/A	—
Total:		420,700	N/A	420,700

Block 40	Lot 15	Unit Qualifier
Street Address 119Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	420,700
Improvements:		—	N/A	—
Total:		420,700	N/A	420,700

5 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 40	Lot 16	Unit Qualifier
Street Address 117 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	512,100
Improvements:		—	N/A	—
Total:		512,100	N/A	512,100

Block 40	Lot 17	Unit Qualifier
Street Address 115 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	512,100
Improvements:		—	N/A	—
Total:		512,100	N/A	512,100

Block 40	Lot 18	Unit Qualifier
Street Address 113 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	420,700
Improvements:		—	N/A	—
Total:		420,700	N/A	420,700

Block 40	Lot 20	Unit Qualifier
Street Address 111 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		420,700	N/A	420,700
Improvements:		—	N/A	—
Total:		420,700	N/A	420,700

6 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 40	Lot 21	Unit Qualifier
Street Address 109 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	512,100
Improvements:		—	N/A	—
Total:		512,100	N/A	512,100

Block 40	Lot 22	Unit Qualifier
Street Address 107 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		512,100	N/A	512,100
Improvements:		—	N/A	—
Total:		512,100	N/A	512,100

Block 40	Lot 23	Unit Qualifier
Street Address 105 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		404,600	N/A	404,600
Improvements:		—	N/A	—
Total:		404,600	N/A	404,600

Block 40	Lot 25	Unit Qualifier
Street Address 103 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		357,000	N/A	357,000
Improvements:		—	N/A	—
Total:		357,000	N/A	357,000

7 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 40	Lot 26	Unit Qualifier
Street Address 101 Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		336,000	N/A	336,000
Improvements:		—	N/A	—
Total:		336,000	N/A	336,000

Block 40	Lot 28	Unit Qualifier
Street Address 2214 Pacific Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	247,500
Improvements:		—	N/A	—
Total:		247,500	N/A	247,500

Block 40	Lot 29	Unit Qualifier
Street Address 2212 Pacific Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	247,500
Improvements:		—	N/A	—
Total:		247,500	N/A	247,500

Block 40	Lot 30	Unit Qualifier
Street Address 2210 Pacific Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		275,000	N/A	275,000
Improvements:		—	N/A	—
Total:		275,000	N/A	275,000

8 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 40	Lot 31	Unit Qualifier
Street Address 2206 Pacific Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		247,500	N/A	247,500
Improvements:		—	N/A	—
Total:		247,500	N/A	247,500

Block 40	Lot 32	Unit Qualifier
Street Address 2204 Pacific Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,034,300	N/A	1,034,300
Improvements:		—	N/A	—
Total:		1,034,300	N/A	1,034,300

Block 40	Lot 33	Unit Qualifier
Street Address 2204 Pacific Ave RR		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		15,800	N/A	15,800
Improvements:		—	N/A	—
Total:		15,800	N/A	15,800

Block 40	Lot 35	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		3,237,500	N/A	3,237,500
Improvements:		374,900	N/A	374,900
Total:		3,612,400	N/A	3,612,400

9 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 162	Lot 1	Unit Qualifier
Street Address 2202 Atlantic Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,313,200	N/A	16,313,200
Improvements:		100	N/A	100
Total:		16,313,300	N/A	16,313,300

Block 162	Lot 2	Unit Qualifier
Street Address 220 Atlantic Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,093,800	N/A	1,093,800
Improvements:		—	N/A	—
Total:		1,093,800	N/A	1,093,800

Block 162	Lot 3	Unit Qualifier
Street Address 2201 Pacific Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		49,854,400	N/A	49,854,400
Improvements:		67,470,500	N/A	67,470,500
Total:		117,324,900	N/A	117,324,900

Block 163	Lot 35	Unit Qualifier
Street Address 28 S. Mississippi Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		562,500	N/A	562,500
Improvements:		20,900	N/A	20,900
Total:		583,400	N/A	583,400

10 of 11

Schedules to Exhibit E
Trump Plaza
(Tax Year 2012)

Block 163	Lot 42	Unit Qualifier
Street Address 2301 Pacific Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,093,800	N/A	1,093,800
Improvements:		37,800	N/A	37,800
Total:		1,131,600	N/A	1,131,600

Block 163	Lot 50	Unit Qualifier
Street Address 2319 Pacific Ave		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,500,000	N/A	6,500,000
Improvements:		20,500	N/A	20,500
Total:		6,520,500	N/A	6,520,500

11 of 11

EXHIBIT F

LEVINE, STALLER, SKLAR,
CHAN, BROWN & DONNELLY, P.A.
3030 Atlantic Avenue
Atlantic City, NJ 08401
(609) 348-1300
Fax: (609) 345-2473
Attorneys for Plaintiff

TRUMP TAJ MAHAL ASSOCIATES, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS.: 7574-2008; 10192-2009; 5934-2010; 3501-2011; and _____-2012 Civil Action

1.	This Stipulation of Settlement is being entered into pursuant to that certain Settlement Agreement dated June 13, 2012 (the “Settlement Agreement”) to which the Parties hereto have joined.

2.	It is hereby stipulated and agreed that the assessments on the properties listed on the attached schedules (the “Subject Properties”) be adjusted and judgment entered as set forth therein.

3.
Statutory pre-judgment interest pursuant to N.J.S.A. 54:3-27.2 is conditionally waived by Plaintiffs, and their respective successors and assigns, and shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such pre-judgment interest waiver shall be rescinded and will be of no force and effect and any and all pre-judgment interest shall be paid as provided by statute.

4.
Plaintiffs, and their respective successors and assigns, also conditionally waive any and all post-judgment interest, which shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such post-judgment interest waiver shall be rescinded and will be of no force and effect and any and all post-judgment interest shall be paid as provided by law.

5.
The Parties have made such examination of the values and proper assessments of the Subject Properties and have obtained such advice, appraisals, analyses and information with respect to the valuation and assessments of Subject Properties as they deem necessary and appropriate for the purpose of enabling them to enter into this settlement.

6.	The Assessor of the taxing district has been consulted by the attorney for the City and the Assessor has concurred with the provisions of this settlement.

7.
Based upon the foregoing, the Parties represent that the settlement will result in assessments at the fair assessable value of the Subject Properties consistent with assessing practices generally applicable in the taxing district as required by law.

LEVINE, STALLER, SKLAR, CHAN,
BROWN & DONNELLY, P.A.
Attorneys for Plaintiff

By:     /s/ Michael D. Sklar                    Dated: June 14, 2012
Michael D. Sklar, Esq.

DECOTIIS, FITZPATRICK & COLE, LLP
Attorneys for Defendant for 2009, 2010, 2011 and 2012

By:     /s/ James L. Esposito                    Dated: June 14, 2012
James L. Esposito, Esq.

RICHARD M. CONLEY, LLC
Attorneys for Defendant for 2008

By:     /s/ Richard M. Conley                    Dated: June 14, 2012
Richard M. Conley, Esq.

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2008)

Block 61	Lot 1	Unit Qualifier
Street Address 1022 Pacific Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		5,775,000	N/A	4,960,768
Improvements:		6,109,900	N/A	5,248,450
Total:		11,884,900	N/A	10,209,218

Block 61	Lot 2	Unit Qualifier
Street Address 105 S. Pennsylvania Ave.		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,625,000	N/A	2,254,895
Improvements:		2,777,200	N/A	2,385,635
Total:		5,402,200	N/A	4,640,530

Block 61	Lot 3	Unit Qualifier
Street Address 107 S. Pennsylvania Ave.		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,625,000	N/A	2,254,895
Improvements:		2,869,900	N/A	2,465,265
Total:		5,494,900	N/A	4,720,160

Block 61	Lot 4	Unit Qualifier
Street Address 109 S. Pennsylvania Ave.		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,730,000	N/A	2,345,091
Improvements:		2,775,700	N/A	2,384,347
Total:		5,505,700	N/A	4,729,438

1 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2008)

Block 61	Lot 5	Unit Qualifier
Street Address 1000 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		146,971,300	N/A	126,249,451
Improvements:		509,473,000	N/A	437,641,135
Total:		656,444,300	N/A	563,890,586

Block 61	Lot 6	Unit Qualifier
Street Address 1020 Pacific Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		13,720,000	N/A	11,785,583
Improvements:		14,517,600	N/A	12,470,728
Total:		28,237,600	N/A	24,256,311

Block 61	Lot 7	Unit Qualifier
Street Address 1001 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		116,174,500	N/A	99,794,768
Improvements:		321,002,900	N/A	275,743,903
Total:		437,177,400	N/A	375,538,671

Block 61	Lot 9	Unit Qualifier
Street Address 916 Pacific Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		33,998,700	N/A	29,205,139
Improvements:		—	N/A	—
Total:		33,998,700	N/A	29,205,139

2 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2008)

Block 61	Lot 10	Unit Qualifier
Street Address 912 Pacific Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,155,300	N/A	8,723,479
Improvements:		100	N/A	86
Total:		10,155,400	N/A	8,723,565

Block 61	Lot 11	Unit Qualifier
Street Address 910 Pacific Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		9,795,000	N/A	8,413,979
Improvements:		42,200	N/A	36,250
Total:		9,837,200	N/A	8,450,229

Block 61	Lot 12	Unit Qualifier
Street Address 908 Pacific Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		840,000	N/A	721,566
Improvements:		2,500	N/A	2,148
Total:		842,500	N/A	723,714

Block 61	Lot 13	Unit Qualifier
Street Address 904 Pacific Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		4,900,000	N/A	4,209,137
Improvements:		7,200	N/A	6,185
Total:		4,907,200	N/A	4,215,322

3 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2008)

Block 61	Lot 14	Unit Qualifier
Street Address 900 Pacific Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		476,000	N/A	408,888
Improvements:		1,600	N/A	1,374
Total:		477,600	N/A	410,262

Block 61	Lot 15	Unit Qualifier
Street Address 120 S. Maryland Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		15,855,700	N/A	13,620,165
Improvements:		100	N/A	86
Total:		15,855,800	N/A	13,620,251

Block 61	Lot 16	Unit Qualifier
Street Address 120 S. Maryland Avenue RR		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,361,300	N/A	5,464,404
Improvements:		100	N/A	86
Total:		6,361,400	N/A	5,464,490

Block 61	Lot 17	Unit Qualifier
Street Address 1003 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		20,277,300	N/A	17,418,353
Improvements:		100	N/A	86
Total:		20,277,400	N/A	17,418,439

4 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2008)

Block 61	Lot 18	Unit Qualifier
Street Address 130 S. Maryland Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,770,600	N/A	14,406,071
Improvements:		100	N/A	86
Total:		16,770,700	N/A	14,406,157

Block 61	Lot 19	Unit Qualifier
Street Address 901 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,605,400	N/A	9,110,118
Improvements:		100	N/A	86
Total:		10,605,500	N/A	9,110,204

Block 61	Lot 20	Unit Qualifier
Street Address 1001 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,618,000	N/A	14,274,987
Improvements:		265,901,300	N/A	228,411,214
Total:		282,519,300	N/A	242,686,201

Block 61	Lot 21	Unit Qualifier
Street Address 1001 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		14,178,900	N/A	12,179,782
Improvements:		33,942,400	N/A	29,156,776
Total:		48,121,300	N/A	41,336,558

5 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2008)

Block 61	Lot 29	Unit Qualifier
Street Address Air Rights Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		3,150,000	N/A	2,705,874
Improvements:		2,232,900	N/A	1,918,078
Total:		5,382,900	N/A	4,623,952

Block 61	Lot 30	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,120,000	N/A	962,088
Improvements:		861,500	N/A	740,035
Total:		1,981,500	N/A	1,702,123

Block 61	Lot 31	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		840,000	N/A	721,566
Improvements:		667,600	N/A	573,474
Total:		1,507,600	N/A	1,295,040

Block 61	Lot 32	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,120,000	N/A	962,088
Improvements:		861,500	N/A	740,035
Total:		1,981,500	N/A	1,702,123

6 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2008)

Block 61	Lot 33	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,834,000	N/A	1,575,420
Improvements:		1,940,300	N/A	1,666,732
Total:		3,774,300	N/A	3,242,152

Block 1	Lot 146	Unit Qualifier
Street Address 1000 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		28,080,000	N/A	24,120,931
Improvements:		1,685,500	N/A	1,447,857
Total:		29,765,500	N/A	25,568,788

Block 1	Lot 146	Unit Qualifier B01
Street Address 1000 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		—	N/A	—
Improvements:		5,800	N/A	4,982
Total:		5,800	N/A	4,982

Block 1	Lot 146	Unit Qualifier B02
Street Address 1000 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		—	N/A	—
Improvements:		47,700	N/A	40,975
Total:		47,700	N/A	40,975

7 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2008)

Block 1	Lot 146.01	Unit Qualifier
Street Address 1000 Boardwalk		Year 2008

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		30,000	N/A	25,771
Improvements:		—	N/A	—
Total:		30,000	N/A	25,771

8 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax year 2009)

Block 61	Lot 1	Unit Qualifier
Street Address 1022 Pacific Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		5,775,000	N/A	4,983,109
Improvements:		6,109,900	N/A	5,272,085
Total:		11,884,900	N/A	10,255,194

Block 61	Lot 2	Unit Qualifier
Street Address 105 S. Pennsylvania Ave.		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,625,000	N/A	2,265,049
Improvements:		2,777,200	N/A	2,396,380
Total:		5,402,200	N/A	4,661,429

Block 61	Lot 3	Unit Qualifier
Street Address 107 S. Pennsylvania Ave.		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,625,000	N/A	2,265,049
Improvements:		2,869,900	N/A	2,476,368
Total:		5,494,900	N/A	4,741,417

Block 61	Lot 4	Unit Qualifier
Street Address 109 S. Pennsylvania Ave.		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,730,000	N/A	2,355,651
Improvements:		2,775,700	N/A	2,395,085
Total:		5,505,700	N/A	4,750,736

1 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax year 2009)

Block 61	Lot 5	Unit Qualifier
Street Address 1000 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		146,971,300	N/A	126,818,001
Improvements:		509,473,000	N/A	439,612,004
Total:		656,444,300	N/A	566,430,005

Block 61	Lot 6	Unit Qualifier
Street Address 1020 Pacific Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		13,720,000	N/A	11,838,658
Improvements:		14,517,600	N/A	12,526,888
Total:		28,237,600	N/A	24,365,546

Block 61	Lot 7	Unit Qualifier
Street Address 1001 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		116,174,500	N/A	100,244,183
Improvements:		321,002,900	N/A	276,985,685
Total:		437,177,400	N/A	377,229,868

Block 61	Lot 9	Unit Qualifier
Street Address 916 Pacific Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		33,998,700	N/A	29,336,661
Improvements:		—	N/A	—
Total:		33,998,700	N/A	29,336,661

2 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax year 2009)

Block 61	Lot 10	Unit Qualifier
Street Address 912 Pacific Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,155,300	N/A	8,762,764
Improvements:		100	N/A	87
Total:		10,155,400	N/A	8,762,851

Block 61	Lot 11	Unit Qualifier
Street Address 910 Pacific Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		9,795,000	N/A	8,451,870
Improvements:		42,200	N/A	36,413
Total:		9,837,200	N/A	8,488,283

Block 61	Lot 12	Unit Qualifier
Street Address 908 Pacific Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		840,000	N/A	724,816
Improvements:		2,500	N/A	2,157
Total:		842,500	N/A	726,973

Block 61	Lot 13	Unit Qualifier
Street Address 904 Pacific Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		4,900,000	N/A	4,228,092
Improvements:		7,200	N/A	6,213
Total:		4,907,200	N/A	4,234,305

3 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax year 2009)

Block 61	Lot 14	Unit Qualifier
Street Address 900 Pacific Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		476,000	N/A	410,729
Improvements:		1,600	N/A	1,381
Total:		477,600	N/A	412,110

Block 61	Lot 15	Unit Qualifier
Street Address 120 S. Maryland Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		15,855,700	N/A	13,681,502
Improvements:		100	N/A	87
Total:		15,855,800	N/A	13,681,589

Block 61	Lot 16	Unit Qualifier
Street Address 120 S. Maryland Avenue RR		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,361,300	N/A	5,489,013
Improvements:		100	N/A	86
Total:		6,361,400	N/A	5,489,099

Block 61	Lot 17	Unit Qualifier
Street Address 1003 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		20,277,300	N/A	17,496,795
Improvements:		100	N/A	86
Total:		20,277,400	N/A	17,496,881

4 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax year 2009)

Block 61	Lot 18	Unit Qualifier
Street Address 130 S. Maryland Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,770,600	N/A	14,470,948
Improvements:		100	N/A	86
Total:		16,770,700	N/A	14,471,034

Block 61	Lot 19	Unit Qualifier
Street Address 901 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,605,400	N/A	9,151,145
Improvements:		100	N/A	86
Total:		10,605,500	N/A	9,151,231

Block 61	Lot 20	Unit Qualifier
Street Address 1001 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,618,000	N/A	14,339,273
Improvements:		265,901,300	N/A	229,439,839
Total:		282,519,300	N/A	243,779,112

Block 61	Lot 21	Unit Qualifier
Street Address 1001 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		14,178,900	N/A	12,234,632
Improvements:		33,942,400	N/A	29,288,081
Total:		48,121,300	N/A	41,522,713

5 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax year 2009)

Block 61	Lot 29	Unit Qualifier
Street Address Air Rights Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		3,150,000	N/A	2,718,059
Improvements:		2,232,900	N/A	1,926,716
Total:		5,382,900	N/A	4,644,775

Block 61	Lot 30	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,120,000	N/A	966,421
Improvements:		861,500	N/A	743,368
Total:		1,981,500	N/A	1,709,789

Block 61	Lot 31	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		840,000	N/A	724,816
Improvements:		667,600	N/A	576,056
Total:		1,507,600	N/A	1,300,872

Block 61	Lot 32	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,120,000	N/A	966,421
Improvements:		861,500	N/A	743,368
Total:		1,981,500	N/A	1,709,789

6 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax year 2009)

Block 61	Lot 33	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,834,000	N/A	1,582,515
Improvements:		1,940,300	N/A	1,674,238
Total:		3,774,300	N/A	3,256,753

Block 1	Lot 146	Unit Qualifier
Street Address 1000 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		28,080,000	N/A	24,229,557
Improvements:		1,685,500	N/A	1,454,377
Total:		29,765,500	N/A	25,683,934

Block 1	Lot 146	Unit Qualifier B01
Street Address 1000 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		—	N/A	—
Improvements:		5,800	N/A	5,005
Total:		5,800	N/A	5,005

Block 1	Lot 146	Unit Qualifier B02
Street Address 1000 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		—	N/A	—
Improvements:		47,700	N/A	41,157
Total:		47,700	N/A	41,157

7 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax year 2009)

Block 1	Lot 146.01	Unit Qualifier
Street Address 1000 Boardwalk		Year 2009

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		30,000	N/A	25,886
Improvements:		—	N/A	—
Total:		30,000	N/A	25,886

8 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2010)

Block 61	Lot 1	Unit Qualifier
Street Address 1022 Pacific Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		5,775,000	N/A	4,441,090
Improvements:		6,109,900	N/A	4,698,635
Total:		11,884,900	N/A	9,139,725

Block 61	Lot 2	Unit Qualifier
Street Address 105 S. Pennsylvania Ave.		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,625,000	N/A	2,018,677
Improvements:		2,777,200	N/A	2,135,722
Total:		5,402,200	N/A	4,154,399

Block 61	Lot 3	Unit Qualifier
Street Address 107 S. Pennsylvania Ave.		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,625,000	N/A	2,018,677
Improvements:		2,869,900	N/A	2,207,010
Total:		5,494,900	N/A	4,225,687

Block 61	Lot 4	Unit Qualifier
Street Address 109 S. Pennsylvania Ave.		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,730,000	N/A	2,099,424
Improvements:		2,775,700	N/A	2,134,569
Total:		5,505,700	N/A	4,233,993

1 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2010)

Block 61	Lot 5	Unit Qualifier
Street Address 1000 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		146,971,300	N/A	113,023,853
Improvements:		509,473,000	N/A	391,794,871
Total:		656,444,300	N/A	504,818,724

Block 61	Lot 6	Unit Qualifier
Street Address 1020 Pacific Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		13,720,000	N/A	10,550,953
Improvements:		14,517,600	N/A	11,164,323
Total:		28,237,600	N/A	21,715,276

Block 61	Lot 7	Unit Qualifier
Street Address 1001 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		116,174,500	N/A	89,340,501
Improvements:		321,002,900	N/A	246,857,616
Total:		437,177,400	N/A	336,198,117

Block 61	Lot 9	Unit Qualifier
Street Address 916 Pacific Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		33,998,700	N/A	26,145,677
Improvements:		—	N/A	—
Total:		33,998,700	N/A	26,145,677

2 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2010)

Block 61	Lot 10	Unit Qualifier
Street Address 912 Pacific Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,155,300	N/A	7,809,628
Improvements:		100	N/A	77
Total:		10,155,400	N/A	7,809,705

Block 61	Lot 11	Unit Qualifier
Street Address 910 Pacific Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		9,795,000	N/A	7,532,550
Improvements:		42,200	N/A	32,452
Total:		9,837,200	N/A	7,565,002

Block 61	Lot 12	Unit Qualifier
Street Address 908 Pacific Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		840,000	N/A	645,977
Improvements:		2,500	N/A	1,922
Total:		842,500	N/A	647,899

Block 61	Lot 13	Unit Qualifier
Street Address 904 Pacific Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		4,900,000	N/A	3,768,197
Improvements:		7,200	N/A	5,537
Total:		4,907,200	N/A	3,773,734

3 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2010)

Block 61	Lot 14	Unit Qualifier
Street Address 900 Pacific Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		476,000	N/A	366,053
Improvements:		1,600	N/A	1,231
Total:		477,600	N/A	367,284

Block 61	Lot 15	Unit Qualifier
Street Address 120 S. Maryland Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		15,855,700	N/A	12,193,349
Improvements:		100	N/A	77
Total:		15,855,800	N/A	12,193,426

Block 61	Lot 16	Unit Qualifier
Street Address 120 S. Maryland Avenue RR		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,361,300	N/A	4,891,966
Improvements:		100	N/A	77
Total:		6,361,400	N/A	4,892,043

Block 61	Lot 17	Unit Qualifier
Street Address 1003 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		20,277,300	N/A	15,593,647
Improvements:		100	N/A	77
Total:		20,277,400	N/A	15,593,724

4 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2010)

Block 61	Lot 18	Unit Qualifier
Street Address 130 S. Maryland Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,770,600	N/A	12,896,925
Improvements:		100	N/A	77
Total:		16,770,700	N/A	12,897,002

Block 61	Lot 19	Unit Qualifier
Street Address 901 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,605,400	N/A	8,155,764
Improvements:		100	N/A	76
Total:		10,605,500	N/A	8,155,840

Block 61	Lot 20	Unit Qualifier
Street Address 1001 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,618,000	N/A	12,779,573
Improvements:		265,901,300	N/A	204,483,388
Total:		282,519,300	N/A	217,262,961

Block 61	Lot 21	Unit Qualifier
Street Address 1001 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		14,178,900	N/A	10,903,856
Improvements:		33,942,400	N/A	26,102,381
Total:		48,121,300	N/A	37,006,237

5 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2010)

Block 61	Lot 29	Unit Qualifier
Street Address Air Rights Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		3,150,000	N/A	2,422,413
Improvements:		2,232,900	N/A	1,717,144
Total:		5,382,900	N/A	4,139,557

Block 61	Lot 30	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,120,000	N/A	861,302
Improvements:		861,500	N/A	662,511
Total:		1,981,500	N/A	1,523,813

Block 61	Lot 31	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		840,000	N/A	645,977
Improvements:		667,600	N/A	513,397
Total:		1,507,600	N/A	1,159,374

Block 61	Lot 32	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,120,000	N/A	861,302
Improvements:		861,500	N/A	662,511
Total:		1,981,500	N/A	1,523,813

6 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2010)

Block 61	Lot 33	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,834,000	N/A	1,410,382
Improvements:		1,940,300	N/A	1,492,130
Total:		3,774,300	N/A	2,902,512

Block 1	Lot 146	Unit Qualifier
Street Address 1000 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		28,080,000	N/A	21,594,079
Improvements:		1,685,500	N/A	1,296,183
Total:		29,765,500	N/A	22,890,262

Block 1	Lot 146	Unit Qualifier B01
Street Address 1000 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		—	N/A	—
Improvements:		5,800	N/A	4,460
Total:		5,800	N/A	4,460

Block 1	Lot 146	Unit Qualifier B02
Street Address 1000 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		—	N/A	—
Improvements:		47,700	N/A	36,683
Total:		47,700	N/A	36,683

7 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2010)

Block 1	Lot 146.01	Unit Qualifier
Street Address 1000 Boardwalk		Year 2010

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		30,000	N/A	23,071
Improvements:		—	N/A	—
Total:		30,000	N/A	23,071

8 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2011)

Block 61	Lot 1	Unit Qualifier
Street Address 1022 Pacific Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		5,775,000	N/A	4,271,540
Improvements:		6,109,900	N/A	4,519,252
Total:		11,884,900	N/A	8,790,792

Block 61	Lot 2	Unit Qualifier
Street Address 105 S. Pennsylvania Ave.		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,625,000	N/A	1,941,609
Improvements:		2,777,200	N/A	2,054,186
Total:		5,402,200	N/A	3,995,795

Block 61	Lot 3	Unit Qualifier
Street Address 107 S. Pennsylvania Ave.		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,625,000	N/A	1,941,609
Improvements:		2,869,900	N/A	2,122,752
Total:		5,494,900	N/A	4,064,361

Block 61	Lot 4	Unit Qualifier
Street Address 109 S. Pennsylvania Ave.		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,730,000	N/A	2,019,273
Improvements:		2,775,700	N/A	2,053,076
Total:		5,505,700	N/A	4,072,349

1 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2011)

Block 61	Lot 5	Unit Qualifier
Street Address 1000 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		146,971,300	N/A	108,708,881
Improvements:		509,473,000	N/A	376,837,110
Total:		656,444,300	N/A	485,545,991

Block 61	Lot 6	Unit Qualifier
Street Address 1020 Pacific Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		13,720,000	N/A	10,148,144
Improvements:		14,517,600	N/A	10,738,096
Total:		28,237,600	N/A	20,886,240

Block 61	Lot 7	Unit Qualifier
Street Address 1001 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		116,174,500	N/A	85,929,701
Improvements:		321,002,900	N/A	237,433,201
Total:		437,177,400	N/A	323,362,902

Block 61	Lot 9	Unit Qualifier
Street Address 916 Pacific Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		33,998,700	N/A	25,147,499
Improvements:		—	N/A	—
Total:		33,998,700	N/A	25,147,499

2 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2011)

Block 61	Lot 10	Unit Qualifier
Street Address 912 Pacific Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,155,300	N/A	7,511,475
Improvements:		100	N/A	74
Total:		10,155,400	N/A	7,511,549

Block 61	Lot 11	Unit Qualifier
Street Address 910 Pacific Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		9,795,000	N/A	7,244,976
Improvements:		42,200	N/A	31,213
Total:		9,837,200	N/A	7,276,189

Block 61	Lot 12	Unit Qualifier
Street Address 908 Pacific Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		840,000	N/A	621,315
Improvements:		2,500	N/A	1,849
Total:		842,500	N/A	623,164

Block 61	Lot 13	Unit Qualifier
Street Address 904 Pacific Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		4,900,000	N/A	3,624,337
Improvements:		7,200	N/A	5,326
Total:		4,907,200	N/A	3,629,663

3 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2011)

Block 61	Lot 14	Unit Qualifier
Street Address 900 Pacific Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		476,000	N/A	352,078
Improvements:		1,600	N/A	1,184
Total:		477,600	N/A	353,262

Block 61	Lot 15	Unit Qualifier
Street Address 120 S. Maryland Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		15,855,700	N/A	11,727,837
Improvements:		100	N/A	74
Total:		15,855,800	N/A	11,727,911

Block 61	Lot 16	Unit Qualifier
Street Address 120 S. Maryland Avenue RR		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,361,300	N/A	4,705,203
Improvements:		100	N/A	74
Total:		6,361,400	N/A	4,705,277

Block 61	Lot 17	Unit Qualifier
Street Address 1003 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		20,277,300	N/A	14,998,320
Improvements:		100	N/A	74
Total:		20,277,400	N/A	14,998,394

4 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2011)

Block 61	Lot 18	Unit Qualifier
Street Address 130 S. Maryland Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,770,600	N/A	12,404,552
Improvements:		100	N/A	74
Total:		16,770,700	N/A	12,404,626

Block 61	Lot 19	Unit Qualifier
Street Address 901 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,605,400	N/A	7,844,397
Improvements:		100	N/A	74
Total:		10,605,500	N/A	7,844,471

Block 61	Lot 20	Unit Qualifier
Street Address 1001 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,618,000	N/A	12,291,680
Improvements:		265,901,300	N/A	196,676,718
Total:		282,519,300	N/A	208,968,398

Block 61	Lot 21	Unit Qualifier
Street Address 1001 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		14,178,900	N/A	10,487,574
Improvements:		33,942,400	N/A	25,105,856
Total:		48,121,300	N/A	35,593,430

5 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2011)

Block 61	Lot 29	Unit Qualifier
Street Address Air Rights Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		3,150,000	N/A	2,329,931
Improvements:		2,232,900	N/A	1,651,588
Total:		5,382,900	N/A	3,981,519

Block 61	Lot 30	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,120,000	N/A	828,420
Improvements:		861,500	N/A	637,217
Total:		1,981,500	N/A	1,465,637

Block 61	Lot 31	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		840,000	N/A	621,315
Improvements:		667,600	N/A	493,797
Total:		1,507,600	N/A	1,115,112

Block 61	Lot 32	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,120,000	N/A	828,420
Improvements:		861,500	N/A	637,217
Total:		1,981,500	N/A	1,465,637

6 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2011)

Block 61	Lot 33	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,834,000	N/A	1,356,538
Improvements:		1,940,300	N/A	1,435,163
Total:		3,774,300	N/A	2,791,701

Block 1	Lot 146	Unit Qualifier
Street Address 1000 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		28,080,000	N/A	20,769,670
Improvements:		1,685,500	N/A	1,246,698
Total:		29,765,500	N/A	22,016,368

Block 1	Lot 146	Unit Qualifier B01
Street Address 1000 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		—	N/A	—
Improvements:		5,800	N/A	4,290
Total:		5,800	N/A	4,290

Block 1	Lot 146	Unit Qualifier B02
Street Address 1000 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		—	N/A	—
Improvements:		47,700	N/A	35,283
Total:		47,700	N/A	35,283

7 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2011)

Block 1	Lot 146.01	Unit Qualifier
Street Address 1000 Boardwalk		Year 2011

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		30,000	N/A	22,190
Improvements:		—	N/A	—
Total:		30,000	N/A	22,190

8 of 8

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2012)

Block 61	Lot 1	Unit Qualifier
Street Address 1022 Pacific Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		5,775,000	N/A	5,775,000
Improvements:		6,109,900	N/A	6,109,900
Total:		11,884,900	N/A	11,884,900

Block 61	Lot 2	Unit Qualifier
Street Address 105 S. Pennsylvania Ave.		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,625,000	N/A	2,625,000
Improvements:		2,777,200	N/A	2,777,200
Total:		5,402,200	N/A	5,402,200

Block 61	Lot 3	Unit Qualifier
Street Address 107 S. Pennsylvania Ave.		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,625,000	N/A	2,625,000
Improvements:		2,869,900	N/A	2,869,900
Total:		5,494,900	N/A	5,494,900

Block 61	Lot 4	Unit Qualifier
Street Address 109 S. Pennsylvania Ave.		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		2,730,000	N/A	2,730,000
Improvements:		2,775,700	N/A	2,775,700
Total:		5,505,700	N/A	5,505,700

1 of 6

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2012)

Block 61	Lot 5	Unit Qualifier
Street Address 1000 Boardwalk		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		146,971,300	N/A	146,971,300
Improvements:		509,473,000	N/A	509,473,000
Total:		656,444,300	N/A	656,444,300

Block 61	Lot 6	Unit Qualifier
Street Address 1020 Pacific Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		13,720,000	N/A	13,720,000
Improvements:		14,517,600	N/A	14,517,600
Total:		28,237,600	N/A	28,237,600

Block 61	Lot 7	Unit Qualifier
Street Address 1001 Boardwalk		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		116,174,500	N/A	116,174,500
Improvements:		321,002,900	N/A	321,002,900
Total:		437,177,400	N/A	437,177,400

Block 61	Lot 9	Unit Qualifier
Street Address 916 Pacific Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		33,998,700	N/A	33,998,700
Improvements:		—	N/A	—
Total:		33,998,700	N/A	33,998,700

2 of 6

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2012)

Block 61	Lot 10	Unit Qualifier
Street Address 912 Pacific Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,155,300	N/A	10,155,300
Improvements:		100	N/A	100
Total:		10,155,400	N/A	10,155,400

Block 61	Lot 11	Unit Qualifier
Street Address 910 Pacific Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		9,795,000	N/A	9,795,000
Improvements:		42,200	N/A	42,200
Total:		9,837,200	N/A	9,837,200

Block 61	Lot 12	Unit Qualifier
Street Address 908 Pacific Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		840,000	N/A	840,000
Improvements:		2,500	N/A	2,500
Total:		842,500	N/A	842,500

Block 61	Lot 13	Unit Qualifier
Street Address 904 Pacific Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		4,900,000	N/A	4,900,000
Improvements:		7,200	N/A	7,200
Total:		4,907,200	N/A	4,907,200

3 of 6

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2012)

Block 61	Lot 14	Unit Qualifier
Street Address 900 Pacific Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		476,000	N/A	476,000
Improvements:		1,600	N/A	1,600
Total:		477,600	N/A	477,600

Block 61	Lot 15	Unit Qualifier
Street Address 120 S. Maryland Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		15,855,700	N/A	15,855,700
Improvements:		100	N/A	100
Total:		15,855,800	N/A	15,855,800

Block 61	Lot 16	Unit Qualifier
Street Address 120 S. Maryland Avenue RR		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		6,361,300	N/A	6,361,300
Improvements:		100	N/A	100
Total:		6,361,400	N/A	6,361,400

Block 61	Lot 17	Unit Qualifier
Street Address 1003 Boardwalk		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		20,277,300	N/A	20,277,300
Improvements:		100	N/A	100
Total:		20,277,400	N/A	20,277,400

4 of 6

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2012)

Block 61	Lot 18	Unit Qualifier
Street Address 130 S. Maryland Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,770,600	N/A	16,770,600
Improvements:		100	N/A	100
Total:		16,770,700	N/A	16,770,700

Block 61	Lot 19	Unit Qualifier
Street Address 901 Boardwalk		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		10,605,400	N/A	10,605,400
Improvements:		100	N/A	100
Total:		10,605,500	N/A	10,605,500

Block 61	Lot 20	Unit Qualifier
Street Address 1001 Boardwalk		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		16,618,000	N/A	16,618,000
Improvements:		265,901,300	N/A	265,901,300
Total:		282,519,300	N/A	282,519,300

Block 61	Lot 21	Unit Qualifier
Street Address 1001 Boardwalk		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		14,178,900	N/A	14,178,900
Improvements:		33,942,400	N/A	33,942,400
Total:		48,121,300	N/A	48,121,300

5 of 6

Schedules to Exhibit F
Trump Taj Mahal
(Tax Year 2012)

Block 61	Lot 31	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		840,000	N/A	840,000
Improvements:		667,600	N/A	667,600
Total:		1,507,600	N/A	1,507,600

Block 61	Lot 32	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,120,000	N/A	1,120,000
Improvements:		861,500	N/A	861,500
Total:		1,981,500	N/A	1,981,500

Block 61	Lot 33	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2012

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:		1,834,000	N/A	1,834,000
Improvements:		1,940,300	N/A	1,940,300
Total:		3,774,300	N/A	3,774,300
6 of 6

EXHIBIT G

Tax Credits

2013	$15,000,000

2014	$9,000,000

2015	$9,000,000

2016	$9,000,000

2017	$12,000,000

$54,000,000

Such credits shall be applied, pro tanto, in each of the above years beginning with the first quarter tax installment until such credit is exhausted for such year.

Exhibit H

LEVINE, STALLER, SKLAR,
CHAN, BROWN & DONNELLY, P.A.
3030 Atlantic Avenue
Atlantic City, NJ 08401
(609) 348-1300
Fax: (609) 345-2473
Attorneys for Plaintiffs

GOLDEN NUGGET ATLANTIC CITY, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS.: ______-2013; _____-2013 Civil Action STIPULATION OF SETTLEMENT

1.	This Stipulation of Settlement is being entered into pursuant to that certain Settlement Agreement dated June 13, 2012 (the “Settlement Agreement”) to which the Parties hereto have joined.

2.	It is hereby stipulated and agreed that the assessments on the properties listed on the attached schedules (the “Subject Properties”) be adjusted and judgment entered as set forth therein.

3.
Statutory pre-judgment interest pursuant to N.J.S.A. 54:3-27.2 is conditionally waived by Plaintiffs, and their respective successors and assigns, and shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such pre-judgment interest waiver shall be rescinded and will be of no force and effect and any and all pre-judgment interest shall be paid as provided by statute.

4.
Plaintiffs, and their respective successors and assigns, also conditionally waive any and all post-judgment interest, which shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such post-judgment interest waiver shall be rescinded and will be of no force and effect and any and all post-judgment interest shall be paid as provided by law.

5.
The Parties have made such examination of the values and proper assessments of the Subject Properties and have obtained such advice, appraisals, analyses and information with respect to the valuation and assessments of Subject Properties as they deem necessary and appropriate for the purpose of enabling them to enter into this settlement.

6.	The Assessor of the taxing district has been consulted by the attorney for the City and the Assessor has concurred with the provisions of this settlement.

7.
Based upon the foregoing, the Parties represent that the settlement will result in assessments at the fair assessable value of the Subject Properties consistent with assessing practices generally applicable in the taxing district as required by law.

8.
The parties agree that there has been no change in value or municipal wide revaluation or reassessment adopted and therefore agree that the provisions of N.J.S.A. 54:51A-8 (Freeze Act) shall be applicable to the assessments on the Subject Properties. No Freeze Act year shall be the basis for application of the Freeze Act for any subsequent year(s).

LEVINE, STALLER, SKLAR, CHAN,
BROWN & DONNELLY, P.A.
Attorneys for Plaintiff

By:     /s/ Michael D. Sklar                Dated: January ___, 2013
Michael D. Sklar, Esq.

DECOTIIS, FITZPATRICK & COLE, LLP
Attorneys for Defendant

By:     /s/ James L. Esposito                Dated: January ____, 2013
James L. Esposito, Esq.

Golden Nugget Atlantic City
(f/k/a Trump Marina)
(Tax Year 2013)

Block 799	Lot 25	Unit Qualifier
Street Address 2100 Absecon Blvd		Year 2013

		Original Assessment*	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	281,223
Improvements:			N/A	209,793
Total:			N/A	491,016

Block 571	Lot 1	Unit Qualifier
Street Address Brigantine Blvd. & Huron Ave		Year 2013

		Original Assessment*	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	57,738,685
Improvements:			N/A	114,945,268
Total:			N/A	172,683,953

Block 567	Lot 9	Unit Qualifier
Street Address Air Rights Huron Ave		Year 2013

		Original Assessment*	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	1,758,850
Improvements:			N/A	66,181
Total:			N/A	1,825,031

* Original Assessments to be filled in upon filing of 2013 Tax List

1 of 1

LEVINE, STALLER, SKLAR,
CHAN, BROWN & DONNELLY, P.A.
3030 Atlantic Avenue
Atlantic City, NJ 08401
(609) 348-1300
Fax: (609) 345-2473
Attorneys for Plaintiff

TRUMP PLAZA ASSOCIATES, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS.: ____-2013; and _____-2013 Civil Action

1.	This Stipulation of Settlement is being entered into pursuant to that certain Settlement Agreement dated June 13, 2012 (the “Settlement Agreement”) to which the Parties hereto have joined.

2.	It is hereby stipulated and agreed that the assessments on the properties listed on the attached schedules (the “Subject Properties”) be adjusted and judgment entered as set forth therein.

3.
Statutory pre-judgment interest pursuant to N.J.S.A. 54:3-27.2 is conditionally waived by Plaintiffs, and their respective successors and assigns, and shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such pre-judgment interest waiver shall be rescinded and will be of no force and effect and any and all pre-judgment interest shall be paid as provided by statute.

4.
Plaintiffs, and their respective successors and assigns, also conditionally waive any and all post-judgment interest, which shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such post-judgment interest waiver shall be rescinded and will be of no force and effect and any and all post-judgment interest shall be paid as provided by law.

5.
The Parties have made such examination of the values and proper assessments of the Subject Properties and have obtained such advice, appraisals, analyses and information with respect to the valuation and assessments of Subject Properties as they deem necessary and appropriate for the purpose of enabling them to enter into this settlement.

6.	The Assessor of the taxing district has been consulted by the attorney for the City and the Assessor has concurred with the provisions of this settlement.

7.
Based upon the foregoing, the Parties represent that the settlement will result in assessments at the fair assessable value of the Subject Properties consistent with assessing practices generally applicable in the taxing district as required by law.

8.
The parties agree that there has been no change in value or municipal wide revaluation or reassessment adopted and therefore agree that the provisions of N.J.S.A. 54:51A-8 (Freeze Act) shall be applicable to the assessments on the Subject Properties. No Freeze Act year shall be the basis for application of the Freeze Act for any subsequent year(s).

LEVINE, STALLER, SKLAR, CHAN,
BROWN & DONNELLY, P.A.
Attorneys for Plaintiff

By:     /s/ Michael D. Sklar                Dated: January ___, 2013
Michael D. Sklar, Esq.

DECOTIIS, FITZPATRICK & COLE, LLP
Attorneys for Defendant

By:     /s/ James L. Esposito                Dated: January ____, 2013
James L. Esposito, Esq.

Trump Plaza
(Tax Year 2013)

Block 39	Lot 1	Unit Qualifier
Street Address 104 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	872,477
Improvements:			N/A	7,268,222
Total:			N/A	8,140,699

Block 39	Lot 2	Unit Qualifier
Street Address 2234 Pacific Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	4,986,549
Improvements:			N/A	49,696,904
Total:			N/A	54,683,453

Block 39	Lot 3	Unit Qualifier
Street Address 133 S. Mississippi Ave.		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	3,455,434
Improvements:			N/A	58,447,749
Total:			N/A	61,903,183

Block 39	Lot 4	Unit Qualifier
Street Address 2235 Boardwalk		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	4,148,443
Improvements:			N/A	33,299,683
Total:			N/A	37,448,126

* Original Assessments to be filled in upon filing of 2013 Tax List

1 of 11

Trump Plaza
(Tax Year 2013)

Block 39	Lot 5	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	361,624
Improvements:			N/A	343,163
Total:			N/A	704,787

Block 39	Lot 6	Unit Qualifier
Street Address Air Rights Mississippi		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	361,624
Improvements:			N/A	343,163
Total:			N/A	704,787

Block 39	Lot 7	Unit Qualifier
Street Address Air Rights Pacific		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	216,974
Improvements:			N/A	166,863
Total:			N/A	383,837

Block 40	Lot 1	Unit Qualifier
Street Address 2200 Pacific Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	1,465,540
Improvements:			N/A	—
Total:			N/A	1,465,540

2 of 11

Trump Plaza
(Tax Year 2013)

Block 40	Lot 2	Unit Qualifier
Street Address 116 S. Missouri Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	406,844
Improvements:			N/A	—
Total:			N/A	406,844

Block 40	Lot 3	Unit Qualifier
Street Address 118 S. Missouri Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	452,030
Improvements:			N/A	—
Total:			N/A	452,030

Block 40	Lot 4	Unit Qualifier
Street Address 120 S. Missouri Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	361,624
Improvements:			N/A	—
Total:			N/A	361,624

Block 40	Lot 5	Unit Qualifier
Street Address 122 S. Missouri Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	816,925
Improvements:			N/A	—
Total:			N/A	816,925

3 of 11

Trump Plaza
(Tax Year 2013)

Block 40	Lot 6	Unit Qualifier
Street Address 2201 Boardwalk		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	5,670,879
Improvements:			N/A	23,120,494
Total:			N/A	28,791,373

Block 40	Lot 7	Unit Qualifier
Street Address 133 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	127,533
Improvements:			N/A	—
Total:			N/A	127,533

Block 40	Lot 8	Unit Qualifier
Street Address 131 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	106,317
Improvements:			N/A	—
Total:			N/A	106,317

Block 40	Lot 9	Unit Qualifier
Street Address 129 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	129,840
Improvements:			N/A	—
Total:			N/A	129,840

4 of 11

Trump Plaza
(Tax Year 2013)

Block 40	Lot 11	Unit Qualifier
Street Address 125 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	343,542
Improvements:			N/A	—
Total:			N/A	343,542

Block 40	Lot 12	Unit Qualifier
Street Address 123 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	171,788
Improvements:			N/A	—
Total:			N/A	171,788

Block 40	Lot 13	Unit Qualifier
Street Address 121 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	144,891
Improvements:			N/A	—
Total:			N/A	144,891

Block 40	Lot 15	Unit Qualifier
Street Address 119Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	144,891
Improvements:			N/A	—
Total:			N/A	144,891

5 of 11

Trump Plaza
(Tax Year 2013)

Block 40	Lot 16	Unit Qualifier
Street Address 117 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	176,369
Improvements:			N/A	—
Total:			N/A	176,369

Block 40	Lot 17	Unit Qualifier
Street Address 115 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	176,369
Improvements:			N/A	—
Total:			N/A	176,369

Block 40	Lot 18	Unit Qualifier
Street Address 113 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	144,891
Improvements:			N/A	—
Total:			N/A	144,891

Block 40	Lot 20	Unit Qualifier
Street Address 111 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	144,891
Improvements:			N/A	—
Total:			N/A	144,891

6 of 11

Trump Plaza
(Tax Year 2013)

Block 40	Lot 21	Unit Qualifier
Street Address 109 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	176,369
Improvements:			N/A	—
Total:			N/A	176,369

Block 40	Lot 22	Unit Qualifier
Street Address 107 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	176,369
Improvements:			N/A	—
Total:			N/A	176,369

Block 40	Lot 23	Unit Qualifier
Street Address 105 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	139,346
Improvements:			N/A	—
Total:			N/A	139,346

Block 40	Lot 25	Unit Qualifier
Street Address 103 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	122,952
Improvements:			N/A	—
Total:			N/A	122,952

7 of 11

Trump Plaza
(Tax Year 2013)

Block 40	Lot 26	Unit Qualifier
Street Address 101 Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	115,720
Improvements:			N/A	—
Total:			N/A	115,720

Block 40	Lot 28	Unit Qualifier
Street Address 2214 Pacific Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	85,240
Improvements:			N/A	—
Total:			N/A	85,240

Block 40	Lot 29	Unit Qualifier
Street Address 2212 Pacific Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	85,240
Improvements:			N/A	—
Total:			N/A	85,240

Block 40	Lot 30	Unit Qualifier
Street Address 2210 Pacific Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	94,711
Improvements:			N/A	—
Total:			N/A	94,711

8 of 11

Trump Plaza
(Tax Year 2013)

Block 40	Lot 31	Unit Qualifier
Street Address 2206 Pacific Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	85,240
Improvements:			N/A	—
Total:			N/A	85,240

Block 40	Lot 32	Unit Qualifier
Street Address 2204 Pacific Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	356,217
Improvements:			N/A	—
Total:			N/A	356,217

Block 40	Lot 33	Unit Qualifier
Street Address 2204 Pacific Ave RR		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	5,442
Improvements:			N/A	—
Total:			N/A	5,442

Block 40	Lot 35	Unit Qualifier
Street Address Air Rights Columbia Place		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	1,115,006
Improvements:			N/A	129,117
Total:			N/A	1,244,123

9 of 11

Trump Plaza
(Tax Year 2013)

Block 162	Lot 1	Unit Qualifier
Street Address 2202 Atlantic Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	5,618,323
Improvements:			N/A	34
Total:			N/A	5,618,357

Block 162	Lot 2	Unit Qualifier
Street Address 220 Atlantic Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	376,709
Improvements:			N/A	—
Total:			N/A	376,709

Block 162	Lot 3	Unit Qualifier
Street Address 2201 Pacific Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	17,170,028
Improvements:			N/A	23,237,074
Total:			N/A	40,407,102

Block 163	Lot 35	Unit Qualifier
Street Address 28 S. Mississippi Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	193,727
Improvements:			N/A	7,198
Total:			N/A	200,925

10 of 11

Trump Plaza
(Tax Year 2013)

Block 163	Lot 42	Unit Qualifier
Street Address 2301 Pacific Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	376,709
Improvements:			N/A	13,018
Total:			N/A	389,727

Block 163	Lot 50	Unit Qualifier
Street Address 2319 Pacific Ave		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	2,238,623
Improvements:			N/A	7,058
Total:			N/A	2,245,681

11 of 11

LEVINE, STALLER, SKLAR,
CHAN, BROWN & DONNELLY, P.A.
3030 Atlantic Avenue
Atlantic City, NJ 08401
(609) 348-1300
Fax: (609) 345-2473
Attorneys for Plaintiff

TRUMP TAJ MAHAL ASSOCIATES, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS: _____-2013 Civil Action

1.	This Stipulation of Settlement is being entered into pursuant to that certain Settlement Agreement dated June 13, 2012 (the “Settlement Agreement”) to which the Parties hereto have joined.

2.	It is hereby stipulated and agreed that the assessments on the properties listed on the attached schedules (the “Subject Properties”) be adjusted and judgment entered as set forth therein.

3.
Statutory pre-judgment interest pursuant to N.J.S.A. 54:3-27.2 is conditionally waived by Plaintiffs, and their respective successors and assigns, and shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such pre-judgment interest waiver shall be rescinded and will be of no force and effect and any and all pre-judgment interest shall be paid as provided by statute.

4.
Plaintiffs, and their respective successors and assigns, also conditionally waive any and all post-judgment interest, which shall not be paid by the City in connection with this settlement on the condition that the terms of the Settlement Agreement are fully implemented. In the event the terms of the Settlement Agreement are not fully implemented by the City, such post-judgment interest waiver shall be rescinded and will be of no force and effect and any and all post-judgment interest shall be paid as provided by law.

5.
The Parties have made such examination of the values and proper assessments of the Subject Properties and have obtained such advice, appraisals, analyses and information with respect to the valuation and assessments of Subject Properties as they deem necessary and appropriate for the purpose of enabling them to enter into this settlement.

6.	The Assessor of the taxing district has been consulted by the attorney for the City and the Assessor has concurred with the provisions of this settlement.

7.
Based upon the foregoing, the Parties represent that the settlement will result in assessments at the fair assessable value of the Subject Properties consistent with assessing practices generally applicable in the taxing district as required by law.

8.
The parties agree that there has been no change in value or municipal wide revaluation or reassessment adopted and therefore agree that the provisions of N.J.S.A. 54:51A-8 (Freeze Act) shall be applicable to the assessments on the Subject Properties. No Freeze Act year shall be the basis for application of the Freeze Act for any subsequent year(s).

LEVINE, STALLER, SKLAR, CHAN,
BROWN & DONNELLY, P.A.
Attorneys for Plaintiff

By:     /s/ Michael D. Sklar                Dated: January ___, 2013
Michael D. Sklar, Esq.

DECOTIIS, FITZPATRICK & COLE, LLP
Attorneys for Defendant

By:     /s/ James L. Esposito                Dated: January ____, 2013
James L. Esposito, Esq.

Trump Taj Mahal
(Tax Year 2013)

Block 61	Lot 1	Unit Qualifier
Street Address 1022 Pacific Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	3,568,912
Improvements:			N/A	3,775,878
Total:			N/A	7,344,790

Block 61	Lot 2	Unit Qualifier
Street Address 105 S. Pennsylvania Ave.		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	1,622,233
Improvements:			N/A	1,716,291
Total:			N/A	3,338,524

Block 61	Lot 3	Unit Qualifier
Street Address 107 S. Pennsylvania Ave.		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	1,622,233
Improvements:			N/A	1,773,579
Total:			N/A	3,395,812

Block 61	Lot 4	Unit Qualifier
Street Address 109 S. Pennsylvania Ave.		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	1,687,122
Improvements:			N/A	1,715,364
Total:			N/A	3,402,486

* Original Assessments to be filled in upon filing of 2013 Tax List

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Trump Taj Mahal
(Tax Year 2013)

Block 61	Lot 5	Unit Qualifier
Street Address 1000 Boardwalk		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	90,827,285
Improvements:			N/A	314,850,924
Total:			N/A	405,678,209

Block 61	Lot 6	Unit Qualifier
Street Address 1020 Pacific Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	8,478,869
Improvements:			N/A	8,971,780
Total:			N/A	17,450,649

Block 61	Lot 7	Unit Qualifier
Street Address 1001 Boardwalk		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	71,795,068
Improvements:			N/A	198,377,656
Total:			N/A	270,172,724

Block 61	Lot 9	Unit Qualifier
Street Address 916 Pacific Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	21,010,970
Improvements:			N/A	—
Total:			N/A	21,010,970

2 of 6

Trump Taj Mahal
(Tax Year 2013)

Block 61	Lot 10	Unit Qualifier
Street Address 912 Pacific Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	6,275,908
Improvements:			N/A	62
Total:			N/A	6,275,970

Block 61	Lot 11	Unit Qualifier
Street Address 910 Pacific Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	6,053,245
Improvements:			N/A	26,079
Total:			N/A	6,079,324

Block 61	Lot 12	Unit Qualifier
Street Address 908 Pacific Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	519,114
Improvements:			N/A	1,545
Total:			N/A	520,659

Block 61	Lot 13	Unit Qualifier
Street Address 904 Pacific Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	3,028,167
Improvements:			N/A	4,450
Total:			N/A	3,032,617

3 of 6

Trump Taj Mahal
(Tax Year 2013)

Block 61	Lot 14	Unit Qualifier
Street Address 900 Pacific Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	294,165
Improvements:			N/A	989
Total:			N/A	295,154

Block 61	Lot 15	Unit Qualifier
Street Address 120 S. Maryland Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	9,798,717
Improvements:			N/A	62
Total:			N/A	9,798,779

Block 61	Lot 16	Unit Qualifier
Street Address 120 S. Maryland Avenue RR		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	3,931,241
Improvements:			N/A	62
Total:			N/A	3,931,303

Block 61	Lot 17	Unit Qualifier
Street Address 1003 Boardwalk		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	12,531,236
Improvements:			N/A	62
Total:			N/A	12,531,298

4 of 6

Trump Taj Mahal
(Tax Year 2013)

Block 61	Lot 18	Unit Qualifier
Street Address 130 S. Maryland Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	10,364,119
Improvements:			N/A	62
Total:			N/A	10,364,181

Block 61	Lot 19	Unit Qualifier
Street Address 901 Boardwalk		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	6,554,067
Improvements:			N/A	62
Total:			N/A	6,554,129

Block 61	Lot 20	Unit Qualifier
Street Address 1001 Boardwalk		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	10,269,813
Improvements:			N/A	164,325,234
Total:			N/A	174,595,047

Block 61	Lot 21	Unit Qualifier
Street Address 1001 Boardwalk		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	8,762,466
Improvements:			N/A	20,976,177
Total:			N/A	29,738,643

5 of 6

Trump Taj Mahal
(Tax Year 2013)

Block 61	Lot 30	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	—
Improvements:			N/A	—
Total:			N/A	—

Block 61	Lot 31	Unit Qualifier
Street Address Air Rights Pennsylvania		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	519,114
Improvements:			N/A	412,572
Total:			N/A	931,686

Block 61	Lot 32	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	692,153
Improvements:			N/A	532,401
Total:			N/A	1,224,554

Block 61	Lot 33	Unit Qualifier
Street Address Air Rights Virginia Avenue		Year 2013

		Original Assessment	County Tax Board Assessment	Requested Tax Court Judgment
Land:			N/A	1,133,400
Improvements:			N/A	1,199,092
Total:			N/A	2,332,492

6 of 6